UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Opportunistic Midcap Value Fund

Dreyfus Opportunistic Small Cap Fund

Dreyfus Strategic Value Fund

Dreyfus Structured Midcap Fund

Dreyfus Technology Growth Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Opportunistic Midcap Value Fund

ANNUAL REPORT August 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Opportunistic Midcap Value Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Midcap Value Fund, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by David A. Daglio, James Boyd, and Dale Dutile, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, Dreyfus Opportunistic Midcap Value Fund’s Class A shares produced a total return of 13.28%, Class C shares returned 12.44%, Class I shares returned 13.63%, and Class Y shares returned 13.71%.1 In comparison, the fund’s benchmark, the Russell Midcap® Value Index (the “Index”), produced a 10.82% total return for the same period.2

Stocks gained ground amid better-than-expected corporate earnings, improving economic prospects, and positive investor sentiment in the wake of the U.S. presidential election. Our security selection and sector allocation strategies in the financials, energy, real estate, and information technology sectors enabled the fund to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index by investing in mid-cap companies with market capitalizations between $1 billion and $25 billion at the time of purchase. The fund’s portfolio managers identify potential investments through extensive fundamental and quantitative research. The fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: relative value, business health, and business momentum.

The fund’s portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. The portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration.

The market’s advance slowed in the spring when it became clearer that tax and fiscal reforms were far from certain, but the rally soon resumed in the midst of strong corporate earnings and encouraging economic data. However, market leadership shifted in the spring from smaller, value-oriented stocks to larger, more growth-oriented industry leaders. In this environment, mid-cap stocks generally produced lower returns than large-cap stocks, and value-oriented stocks lagged growth stocks for the reporting period overall.

Selection and Allocation Strategies Buoyed Fund Results

The fund outperformed the Index over the reporting period due in part to the success of our security selection strategy. In the financials sector, brokerage firms E*TRADE Financial, TD Ameritrade Holdings, and Raymond James Financial advanced after gaining market share. Student loans provider SLM benefited from higher origination volumes. Diversified financial company Leucadia National saw the start of cyclical earning recoveries in its Jefferies investment banking unit and its National Beef segment. Among banks, KeyCorp gained value in anticipation

3

DISCUSSION OF FUND PERFORMANCE (continued)

of a more business-friendly regulatory environment. In the information technology sector, favorable stock selections included commerce-enabling technology provider First Data, where a new management team boosted earnings. Semiconductor equipment maker Teradyne encountered rising demand for testing equipment and new “cobot” products, and Lam Research achieved strong order volumes. Electronic design and test solutions company Keysight Technologies received an acquisition offer at a premium to its stock price at the time.

The fund’s sector allocation strategy proved especially effective in the energy sector, as underweighted exposure to the lagging industry group bolstered relative results. Favorable stock selections—such as refiner Andeavor (formerly Tesoro)—also added value, enabling the fund to produce positive absolute returns in a market segment that weighed on the Index. Underweighted exposure to the real estate sector also helped cushion the impact of a relatively weak industry group.

Disappointments during the reporting period included the industrials sector, as car rental agency Hertz Global Holdings was hurt by declining used car prices, and distributor HD Supply Holdings encountered order handling difficulties. In the consumer discretionary sector, retailer Bed Bath & Beyond failed to execute effectively on its turnaround strategy, and specialty retailers such as Williams-Sonoma struggled in a generally challenging environment for brick-and-mortar stores.

Focusing on Individual Mid-Cap Value Companies

We expect to continue to choose investments one company at a time, according to their individual strengths and future prospects. Nonetheless, it is worth noting that, absent unexpected geopolitical shocks, fundamentals currently appear strong for mid-cap value companies. We recently trimmed holdings in the financials, industrials, and consumer discretionary sectors, and we redeployed those assets to other opportunities among information technology, materials, and health care companies. As of the reporting period’s end, the fund held overweighted exposure to the information technology, financials, materials and health care sectors, but we have identified relatively few opportunities in the energy, utilities, telecommunication services, and consumer discretionary sectors.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Opportunistic Midcap Value Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell Midcap® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/30/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.

The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/30/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Opportunistic Midcap Value Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/29/95	6.75%	11.51%	8.23%
without sales charge	9/29/95	13.28%	12.84%	8.88%
Class C shares
with applicable redemption charge †	5/30/08	11.44%	12.00%	8.09%††
without redemption	5/30/08	12.44%	12.00%	8.09%††
Class I shares	5/30/08	13.63%	13.12%	9.12%††
Class Y shares	7/1/13	13.71%	13.16%††	9.03%††
Russell Midcap® Value Index		10.82%	14.22%	7.82%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/30/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.

The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/30/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Midcap Value Fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.82	$9.61	$4.47	$4.02
Ending value (after expenses)	$989.30	$985.90	$990.70	$991.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.90	$9.75	$4.53	$4.08
Ending value (after expenses)	$1,019.36	$1,015.53	$1,020.72	$1,021.17

† Expenses are equal to the fund’s annualized expense ratio of 1.16% for Class A, 1.92% for Class C, .89% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
August 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - .9%
Visteon	83,463	[a]	9,634,969
Banks - 2.5%
Huntington Bancshares	926,641		11,666,410
KeyCorp	909,959		15,660,394
			27,326,804
Capital Goods - 3.4%
Hubbell	159,830		18,027,226
PACCAR	278,555		18,476,553
			36,503,779
Commercial & Professional Services - 1.4%
Nielsen Holdings	397,643		15,448,431
Consumer Services - .5%
Caesars Entertainment	442,583	[a]	5,133,963
Diversified Financials - 23.7%
Capital One Financial	452,720		36,041,039
E*TRADE Financial	1,030,918	[a]	42,277,947
Eaton Vance	199,682		9,500,870
Franklin Resources	480,732		20,782,044
Leucadia National	1,491,058		35,308,253
Raymond James Financial	330,773		25,906,141
SLM	3,519,972	[a]	35,798,115
Synchrony Financial	951,149		29,285,878
TD Ameritrade Holding	506,512		21,942,100
			256,842,387
Energy - 3.6%
Andeavor	241,823		24,218,573
Cheniere Energy	337,603	[a]	14,446,032
			38,664,605
Exchange-Traded Funds - .3%
SPDR S&P MidCap 400 ETF Trust	10,277		3,243,216
Food & Staples Retailing - 1.2%
US Foods Holding	472,091	[a]	12,958,898
Food, Beverage & Tobacco - 3.3%
Archer-Daniels-Midland	865,054		35,744,031
Health Care Equipment & Services - 5.4%
Boston Scientific	381,157	[a]	10,500,875

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Health Care Equipment & Services - 5.4% (continued)
Humana	69,424		17,885,011
Zimmer Biomet Holdings	266,980		30,507,805
			58,893,691
Insurance - 1.0%
Athene Holding, Cl. A	203,974		10,914,649
Materials - 12.0%
Freeport-McMoRan	2,013,723	[a]	29,762,826
International Paper	581,930		31,348,569
Methanex	261,551		13,365,256
Newmont Mining	821,604		31,500,297
Westlake Chemical	315,610		24,273,565
			130,250,513
Media - 2.7%
CBS, Cl. B	48,388		3,099,735
Sinclair Broadcast Group, Cl. A	856,439		25,907,280
			29,007,015
Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
Alexion Pharmaceuticals	267,661	[a]	38,117,603
Jazz Pharmaceuticals	228,369	[a]	34,109,194
Sage Therapeutics	96,180	[a]	7,910,805
			80,137,602
Semiconductors & Semiconductor Equipment - 6.5%
Maxim Integrated Products	527,026		24,591,033
Microsemi	314,038	[a]	15,821,234
Teradyne	749,320		26,683,285
United Microelectronics, ADR	1,576,067		3,940,168
			71,035,720
Software & Services - 10.8%
Broadridge Financial Solutions	117,920		9,213,090
DXC Technology	140,895		11,976,075
eBay	135,015	[a]	4,878,092
First Data, Cl. A	2,216,477	[a]	40,805,342
Nuance Communications	1,300,551	[a]	20,899,855
Teradata	910,792	[a]	29,072,481
			116,844,935
Technology Hardware & Equipment - 7.7%
Ciena	766,662	[a]	16,567,566
Hewlett Packard Enterprise	870,684		15,724,553

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Technology Hardware & Equipment - 7.7% (continued)
Viavi Solutions	1,937,008	[a]	19,447,560
Xerox	637,085		20,558,733
Zebra Technologies, Cl. A	104,437	[a]	10,766,410
			83,064,822
Transportation - 4.3%
J.B. Hunt Transport Services	124,227		12,284,808
Norfolk Southern	79,448		9,575,073
Swift Transportation	886,019	[a]	24,852,833
			46,712,714
Utilities - .6%
Calpine	430,234	[a]	6,324,440
Total Common Stocks (cost $908,108,980)			1,074,687,184

Other Investment - .2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,081,600)	2,081,600	[b]	2,081,600
Total Investments (cost $910,190,580)	99.4%		1,076,768,784
Cash and Receivables (Net)	.6%		6,558,269
Net Assets	100.0%		1,083,327,053

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

aNon-income producing security.
bInvestment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Diversified Financials	23.7
Materials	12.0
Software & Services	10.8
Technology Hardware & Equipment	7.7
Pharmaceuticals, Biotechnology & Life Sciences	7.4
Semiconductors & Semiconductor Equipment	6.5
Health Care Equipment & Services	5.4
Transportation	4.3
Energy	3.6
Capital Goods	3.4
Food, Beverage & Tobacco	3.3
Media	2.7
Banks	2.5
Commercial & Professional Services	1.4
Food & Staples Retailing	1.2
Insurance	1.0
Automobiles & Components	.9
Utilities	.6
Consumer Services	.5
Exchange-Traded Funds	.3
Money Market Investment	.2
99.4

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 8/31/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	18,406,000	14,777,168	33,183,168	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,006,949	461,355,858	462,281,207	2,081,600.2		52,082
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	162,939,590	162,939,590	-	-	-
Total	21,412,949	639,072,616	658,403,965	2,081,600.2		52,082

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	908,108,980	1,074,687,184
Affiliated issuers	2,081,600	2,081,600
Cash		142,582
Receivable for investment securities sold		14,973,938
Dividends receivable		1,554,307
Receivable for shares of Common Stock subscribed		172,506
Prepaid expenses		45,536
		1,093,657,653
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		902,193
Payable for investment securities purchased		6,638,452
Payable for shares of Common Stock redeemed		2,500,038
Interest payable—Note 2		110
Accrued expenses		289,807
		10,330,600
Net Assets ($)		1,083,327,053
Composition of Net Assets ($):
Paid-in capital		825,157,931
Accumulated undistributed investment income—net		2,115,370
Accumulated net realized gain (loss) on investments		89,475,548
Accumulated net unrealized appreciation (depreciation) on investments		166,578,204
Net Assets ($)		1,083,327,053

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	509,760,936	62,608,447	501,820,923	9,136,747
Shares Outstanding	14,831,161	2,039,450	14,644,657	266,077
Net Asset Value Per Share ($)	34.37	30.70	34.27	34.34

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended August 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $50,437 foreign taxes withheld at source):
Unaffiliated issuers	15,754,115
Affiliated issuers	52,082
Income from securities lending—Note 1(b)	40,802
Total Income	15,846,999
Expenses:
Management fee—Note 3(a)	9,226,463
Shareholder servicing costs—Note 3(c)	3,372,924
Distribution fees—Note 3(b)	536,320
Directors’ fees and expenses—Note 3(d)	90,375
Custodian fees—Note 3(c)	87,234
Registration fees	85,360
Professional fees	81,854
Prospectus and shareholders’ reports	77,763
Loan commitment fees—Note 2	35,460
Interest expense—Note 2	10,663
Miscellaneous	33,008
Total Expenses	13,637,424
Less—reduction in fees due to earnings credits—Note 3(c)	(8,455)
Net Expenses	13,628,969
Investment Income—Net	2,218,030
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	135,298,858
Net unrealized appreciation (depreciation) on investments	31,898,736
Net Realized and Unrealized Gain (Loss) on Investments	167,197,594
Net Increase in Net Assets Resulting from Operations	169,415,624

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2017	2016
Operations ($):
Investment income—net	2,218,030	2,846,092
Net realized gain (loss) on investments	135,298,858	33,387,974
Net unrealized appreciation (depreciation) on investments	31,898,736	(9,528,738)
Net Increase (Decrease) in Net Assets Resulting from Operations	169,415,624	26,705,328
Distributions to Shareholders from ($):
Investment income—net:
Class A	(150,447)	-
Class I	(1,718,638)	(378,487)
Class Y	(41,145)	(201,480)
Net realized gain on investments:
Class A	(34,720,829)	(163,514,213)
Class C	(3,672,816)	(18,133,204)
Class I	(21,342,132)	(95,819,995)
Class Y	(376,578)	(12,858,708)
Total Distributions	(62,022,585)	(290,906,087)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	75,094,482	144,471,285
Class C	6,613,135	9,703,250
Class I	284,476,355	141,009,615
Class Y	6,198,203	9,901,433
Distributions reinvested:
Class A	32,052,598	148,969,232
Class C	3,049,663	14,641,322
Class I	22,018,042	88,032,264
Class Y	312,777	12,714,335
Cost of shares redeemed:
Class A	(452,533,679)	(424,844,330)
Class C	(28,803,314)	(46,692,551)
Class I	(340,780,615)	(562,111,303)
Class Y	(15,338,617)	(69,663,961)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(407,640,970)	(533,869,409)
Total Increase (Decrease) in Net Assets	(300,247,931)	(798,070,168)
Net Assets ($):
Beginning of Period	1,383,574,984	2,181,645,152
End of Period	1,083,327,053	1,383,574,984
Undistributed investment income—net	2,115,370	1,905,676

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	2,248,398	4,722,794
Shares issued for distributions reinvested	966,313	5,163,578
Shares redeemed	(13,502,201)	(13,754,633)
Net Increase (Decrease) in Shares Outstanding	(10,287,490)	(3,868,261)
Class Ca
Shares sold	218,979	346,788
Shares issued for distributions reinvested	102,372	558,402
Shares redeemed	(963,162)	(1,629,615)
Net Increase (Decrease) in Shares Outstanding	(641,811)	(724,425)
Class Ia
Shares sold	8,483,733	4,618,348
Shares issued for distributions reinvested	667,011	3,065,191
Shares redeemed[b]	(10,075,991)	(16,927,149)
Net Increase (Decrease) in Shares Outstanding	(925,247)	(9,243,610)
Class Y
Shares sold	186,843	335,763
Shares issued for distributions reinvested	9,464	442,084
Shares redeemed	(475,970)	(2,381,985)
Net Increase (Decrease) in Shares Outstanding	(279,663)	(1,604,138)

[a]

During the period ended August 31, 2017, 348 Class C shares representing $10,555 were exchanged for 313 Class I shares and during the period ended August 31, 2016, 164 Class C shares representing $5,387 were exchanged for 152 Class I shares.

[b]	During the period ended August 31, 2016, 6,020,293 shares amounting to $216,790,748 were redeemed-in-kind resulting in a net realized gain on investments of $10,278,766.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	31.72	36.97	43.17	38.27	29.47
Investment Operations:
Investment income (loss)—net [a]	.03	.03	(.02)	.05	.03
Net realized and unrealized gain (loss) on investments	4.13	.82	(1.79)	9.10	8.83
Total from Investment Operations	4.16	.85	(1.81)	9.15	8.86
Distributions:
Dividends from investment income—net	(.01)	-	(.05)	-	(.06)
Dividends from net realized gain on investments	(1.50)	(6.10)	(4.34)	(4.25)	-
Total Distributions	(1.51)	(6.10)	(4.39)	(4.25)	(.06)
Net asset value, end of period	34.37	31.72	36.97	43.17	38.27
Total Return (%)[b]	13.28	3.95	(4.72)	25.32	30.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.21	1.18	1.15	1.18
Ratio of net expenses to average net assets	1.17	1.21	1.18	1.15	1.18
Ratio of net investment income (loss) to average net assets	.10	.11	(.05)	.12	.08
Portfolio Turnover Rate	104.51	101.68	74.05	67.49	91.31
Net Assets, end of period ($ x 1,000)	509,761	796,686	1,071,713	1,417,535	1,079,346

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	28.68	34.26	40.55	36.44	28.22
Investment Operations:
Investment (loss)—net [a]	(.19)	(.18)	(.29)	(.26)	(.24)
Net realized and unrealized gain (loss) on investments	3.71	.70	(1.66)	8.62	8.46
Total from Investment Operations	3.52	.52	(1.95)	8.36	8.22
Distributions:
Dividends from net realized gain on investments	(1.50)	(6.10)	(4.34)	(4.25)	-
Net asset value, end of period	30.70	28.68	34.26	40.55	36.44
Total Return (%)[b]	12.44	3.19	(5.41)	24.35	29.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92	1.94	1.90	1.92	1.97
Ratio of net expenses to average net assets	1.92	1.94	1.90	1.92	1.97
Ratio of net investment (loss) to average net assets	(.65)	(.62)	(.77)	(.66)	(.72)
Portfolio Turnover Rate	104.51	101.68	74.05	67.49	91.31
Net Assets, end of period ($ x 1,000)	62,608	76,886	116,683	114,179	46,708

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended August 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	31.64	36.83	43.01	38.12	29.38
Investment Operations:
Investment income—net[a]	.14	.12	.09	.15	.10
Net realized and unrealized gain (loss) on investments	4.11	.81	(1.78)	9.07	8.77
Total from Investment Operations	4.25	.93	(1.69)	9.22	8.87
Distributions:
Dividends from investment income—net	(.12)	(.02)	(.15)	(.08)	(.13)
Dividends from net realized gain on investments	(1.50)	(6.10)	(4.34)	(4.25)	-
Total Distributions	(1.62)	(6.12)	(4.49)	(4.33)	(.13)
Net asset value, end of period	34.27	31.64	36.83	43.01	38.12
Total Return (%)	13.63	4.23	(4.43)	25.62	30.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.89	.90	.97
Ratio of net expenses to average net assets	.90	.90	.89	.90	.97
Ratio of net investment income to average net assets	.42	.39	.22	.37	.27
Portfolio Turnover Rate	104.51	101.68	74.05	67.49	91.31
Net Assets, end of period ($ x 1,000)	501,821	492,694	913,852	1,282,578	856,830

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	31.72	36.93	43.12	38.12	37.48
Investment Operations:
Investment income—net[b]	.15	.16	.13	.19	.02
Net realized and unrealized gain (loss) on investments	4.13	.83	(1.78)	9.17	.62
Total from Investment Operations	4.28	.99	(1.65)	9.36	.64
Distributions:
Dividends from investment income—net	(.16)	(.10)	(.20)	(.11)	-
Dividends from net realized gain on investments	(1.50)	(6.10)	(4.34)	(4.25)	-
Total Distributions	(1.66)	(6.20)	(4.54)	(4.36)	-
Net asset value, end of period	34.34	31.72	36.93	43.12	38.12
Total Return (%)	13.71	4.40	(4.34)	26.02	1.74[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.78	.80	.83	.80[d]
Ratio of net expenses to average net assets	.80	.78	.80	.83	.80[d]
Ratio of net investment income to average net assets	.49	.53	.30	.50	.33[d]
Portfolio Turnover Rate	104.51	101.68	74.05	67.49	91.31
Net Assets, end of period ($ x 1,000)	9,137	17,308	79,397	25,147	1

a  From July 1, 2013 (commencement of initial offering) to August 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek to surpass the performance of the Russell Midcap® Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 700 million to 800 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized), Class I (125 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

21

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

22

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2017 in valuing the fund’s investments:

23

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,054,138,544	-	-	1,054,138,544
Equity Securities - Foreign Common Stocks†	17,305,424	-	-	17,305,424
Exchange Traded Funds	3,243,216	-	-	3,243,216
Registered Investment Company	2,081,600	-	-	2,081,600

† See Statement of Investments for additional detailed categorizations.

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

24

During the period ended August 31, 2017, The Bank of New York Mellon earned $8,143 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $24,844,384, undistributed capital gains $79,794,187 and unrealized appreciation $153,530,551.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016 were as follows: ordinary income $11,170,930 and $27,165,334, and long-term capital gains $50,851,655 and $263,740,753, respectively.

During the period ended August 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for limited partnerships, the fund decreased accumulated undistributed investment

25

NOTES TO FINANCIAL STATEMENTS (continued)

income-net by $98,106 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017, was approximately $654,800 with a related weighted average annualized interest rate of 1.63%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2017, the Distributor retained $19,203 from commissions earned on sales of the fund’s Class A shares and $1,818 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2017, Class C shares were charged $536,320 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines

26

the amounts to be paid to Service Agents. During the period ended August 31, 2017, Class A and Class C shares were charged $1,700,463 and $178,773, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2017, the fund was charged $103,681 for transfer agency services and $8,513 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $8,395.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2017, the fund was charged $87,234 pursuant to the custody agreement. These fees were partially offset by earnings credits of $60.

During the period ended August 31, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $687,883, Distribution Plan fees $40,128, Shareholder Services Plan fees $121,894, custodian fees $28,000, Chief Compliance Officer fees $4,670 and transfer agency fees $19,618.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2017, amounted to $1,280,677,993 and $1,750,493,984, respectively.

27

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2017, the cost of investments for federal income tax purposes was $923,238,233; accordingly, accumulated net unrealized appreciation on investments was $153,530,551, consisting of $175,853,649 gross unrealized appreciation and $22,323,098 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Opportunistic Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus Opportunistic Midcap Value Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Midcap Value Fund at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2017

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 52.17% of the ordinary dividends paid during the fiscal year ended August 31, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $11,170,930 represents the maximum amount that may be considered qualified dividend income. The fund also hereby reports $.2311 per share as a short-term capital gain distribution and $1.2690 per share as a long-term capital gain distribution paid on December 13, 2016. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 9-10, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017 and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods (highest in the one- and ten-year periods) except the three- and four- year periods when it was below the median, and the fund’s performance was above or only one basis point below the Performance Universe median for all periods except for the three- and four-year periods when it was below the median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the

32

benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance in recent periods.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 47

———————

David P. Feldman (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Joan Gulley (69)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 33

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 102

———————

36

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

38

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

39

NOTES

40

NOTES

41

For More Information

Dreyfus Opportunistic Midcap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DMCVX Class C: DVLCX Class I: DVLIX Class Y: DMCYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0258AR0817

Dreyfus Opportunistic Small Cap Fund

ANNUAL REPORT August 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR  MORE  INFORM ATION

Back Cover

Dreyfus Opportunistic Small Cap Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Small Cap Fund, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by David A. Daglio, James Boyd, and Dale Dutile, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, Dreyfus Opportunistic Small Cap Fund’s Investor shares returned 23.67%. Between their inception on September 30, 2016 and August 31, 2017, the fund’s Class I shares and Class Y shares produced total returns of 20.02% and 20.02%, respectively.1 In comparison, the fund’s benchmark, the Russell 2000® Index (the “Index”), produced a total return of 14.91% for the 12-month period.2

Small-cap growth stocks gained ground amid better-than-expected corporate earnings, improving domestic growth prospects, and positive investor sentiment in the wake of the U.S. presidential election. The fund produced higher returns than its benchmark, primarily due to strong stock selections in the information technology, financials, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s team of portfolio managers uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company, and the identification of a revaluation trigger. The fund’s portfolio managers invest in securities and sectors that they perceive to be attractive from a valuation and fundamental standpoint.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks leading up to the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration.

The market’s advance slowed in the spring when it became clearer that tax and fiscal reforms were far from certain in a contentious political environment, but the rally soon resumed in the midst of strong corporate earnings growth and encouraging global economic data. As a result, the Index advanced to a series of record highs. However, market leadership shifted in the spring from smaller, domestically focused businesses to industry leaders with a robust international presence, and small-cap stocks generally produced lower returns than large-cap stocks for the reporting period overall.

Security Selections Buoyed Fund Results

The fund substantially outperformed the Index over the reporting period due to the success of our security selection strategy across a variety of market sectors. In the information technology sector, payment processor Square posted strong subscriber growth and launched a variety of new services for small and midsized businesses. Semiconductor equipment maker Teradyne encountered rising demand for testing equipment and new “cobot” products. Semiconductor producer Microsemi saw a robust recovery in orders and sales. Sierra Wireless, which supplies Internet connectivity technology to automobile manufacturers, experienced strong demand for a

3

DISCUSSION OF FUND PERFORMANCE (continued)

new product line. Universal Display achieved higher order volumes for its new organic light emitting diode (OLED) technology.

Top performers in the financials sector included student loans provider SLM, where origination volumes increased. Regional bank SVB Financial Group gained value amid optimism about strong loan growth in its West Coast market, and brokerage firm Raymond James Financial reported strong account growth and rising assets under management. Among consumer discretionary companies, retailer Office Depot began to execute on plans to increase operating margins and cash flows by closing underperforming stores. Media companies Gray Television and Nexstar Media Group benefited from expectations of relaxed ownership rules by federal regulators.

The fund also fared well in the materials sector, where chemicals producer Methanex nearly doubled in value in an improving pricing environment. Construction materials supplier U.S. Concrete advanced late in the reporting period in anticipation of rising demand from hurricane-ravaged communities in Texas. The fund further benefited from underweighted exposure to the lagging energy sector, as well as from gains posted by seaborne shipping companies such as Scorpio Tankers.

Disappointments proved relatively modest over the reporting period. In the health care sector, emergency rooms operator Adeptus Health encountered issues related to excessively rapid growth, and Brookdale Senior Living was hurt by an oversupply of newly built independent and assisted living communities.

Focusing on Individual Small-Cap Companies

As always, we expect to continue to choose investments one company at a time, according to their valuations and future prospects. Nonetheless, it is worth noting that, absent unexpected geopolitical shocks, fundamentals currently appear strong for U.S. small-cap companies. As of the reporting period’s end, we have identified a number of attractive opportunities among companies in the financials, information technology, materials, and consumer discretionary sectors, but fewer in the real estate and utilities sectors.

September 15, 2017

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Opportunistic Small Cap Fund Investor shares, Class I shares and Class Y shares and the Russell 2000® Index (the “Index’)

†  Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 9/30/16 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor, Class I and Class Y shares of Dreyfus Opportunistic Small Cap Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Years	10 Years
Investor shares	11/16/1993	23.67%	14.39%	10.85%
Class I shares	9/30/2016	23.90%†	14.43%†	10.87%†
Class Y shares	9/30/2016	23.90%†	14.43%†	10.87%†
Russell 2000® Index		14.91%	13.15%	7.38%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 9/30/16 (the inception date for Class I shares).

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Small Cap Fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017
	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$.60	$.79	$.08
Ending value (after expenses)	$,021.50	$,022.40	$,022.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017
	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$.60	$.79	$.08
Ending value (after expenses)	$,019.66	$,020.47	$,021.17

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Investor shares, .94% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
August 31, 2017

Description	Shares		Value ($)
Common Stocks - 98.8%
Automobiles & Components - 1.0%
Visteon	88,062	[a]	10,165,877
Banks - 15.1%
Ameris Bancorp	113,830	[b]	5,014,212
Atlantic Capital Bancshares	473,591	[a]	8,500,958
Banner	302,880		16,694,746
FCB Financial Holdings, Cl. A	288,588	[a]	12,582,437
First Interstate BancSystem, Cl. A	443,470		15,610,144
First Merchants	141,657	[b]	5,562,870
Great Western Bancorp	435,225	[b]	15,633,282
MGIC Investment	2,087,965	[a]	23,907,199
Midland States Bancorp	156,710		4,785,923
South State	85,459	[b]	7,029,003
SVB Financial Group	105,909	[a]	17,934,630
Union Bankshares	417,789		13,089,329
Univest Corporation of Pennsylvania	207,852	[b]	6,058,886
			152,403,619
Capital Goods - 2.0%
Simpson Manufacturing	238,975	[b]	10,462,325
Tennant	151,815	[b]	9,253,124
			19,715,449
Commercial & Professional Services - 1.4%
Deluxe	146,974		10,192,647
Knoll	243,235		4,390,392
			14,583,039
Consumer Durables & Apparel - 2.7%
G-III Apparel Group	995,031	[a,b]	27,363,352
Consumer Services - 5.1%
Houghton Mifflin Harcourt	1,474,974	[a,b]	15,044,735
Pinnacle Entertainment	346,471	[a,b]	6,756,185
Planet Fitness, Cl. A	1,070,528	[b]	27,159,295
Zoe's Kitchen	213,934	[a,b]	2,753,331
			51,713,546
Diversified Financials - 10.6%
Capitol Investment Corp. IV	679,597		6,897,910
Donnelley Financial Solutions	619,119		13,255,338
FNFV Group	521,543	[a]	8,788,000

8

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Diversified Financials - 10.6% (continued)
Green Dot, Cl. A	293,717	[a]	14,151,285
Investment Technology Group	591,609		11,885,425
Landcadia Holdings	301,090	[a]	3,230,696
Raymond James Financial	230,079		18,019,787
SLM	2,528,749	[a]	25,717,377
TPG Pace Holdings	471,627		4,857,758
			106,803,576
Energy - 3.6%
Arch Coal, Cl. A	163,984	[b]	13,097,402
Ardmore Shipping	39,480	[a]	319,788
GasLog	263,149	[b]	4,420,903
Oasis Petroleum	594,165	[a,b]	4,337,405
Scorpio Tankers	609,326		2,479,957
Select Energy Services, Cl. A	831,293	[b]	11,721,231
			36,376,686
Exchange-Traded Funds - .6%
iShares Russell 2000 ETF	43,167	[b]	6,031,725
Food & Staples Retailing - .5%
US Foods Holding	177,829	[a]	4,881,406
Health Care Equipment & Services - 1.6%
Brookdale Senior Living	1,295,958	[a]	15,719,971
Household & Personal Products - .5%
Avon Products	2,147,916	[a]	5,348,311
Materials - 5.6%
Methanex	579,507	[b]	29,612,808
OMNOVA Solutions	1,045,045	[a]	9,091,891
US Concrete	220,034	[a,b]	17,613,722
			56,318,421
Media - 4.5%
Gray Television	332,433	[a,b]	4,753,792
Nexstar Media Group, Cl. A	338,122	[b]	20,354,944
Sinclair Broadcast Group, Cl. A	660,928	[b]	19,993,072
			45,101,808
Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
Flexion Therapeutics	622,892	[a,b]	16,008,324
Revance Therapeutics	768,367	[a,b]	18,863,410
Sage Therapeutics	293,215	[a,b]	24,116,934

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 8.9% (continued)
TherapeuticsMD	5,144,575	[a]	30,867,450
			89,856,118
Retailing - 2.7%
Lithia Motors, Cl. A	188,082	[b]	20,312,856
Office Depot	1,739,131		7,460,872
			27,773,728
Semiconductors & Semiconductor Equipment - 3.2%
Microsemi	271,380	[a]	13,672,124
Teradyne	524,771		18,687,095
			32,359,219
Software & Services - 5.7%
Acxiom	582,329	[a]	13,562,442
CommVault Systems	108,750	[a]	6,639,188
Envestnet	115,694	[a,b]	5,142,598
Silver Spring Networks	833,942	[a,b]	10,557,706
Square, Cl. A	629,723	[a]	16,442,068
Teradata	155,643	[a,b]	4,968,125
			57,312,127
Technology Hardware & Equipment - 12.8%
Ciena	1,286,200	[a]	27,794,782
Infinera	2,357,154	[a,b]	19,941,523
Methode Electronics	324,512		13,272,541
Sierra Wireless	719,308	[a,b]	15,932,672
Universal Display	40,034	[b]	5,088,321
VeriFone Systems	851,607	[a]	16,836,270
Viavi Solutions	3,025,619	[a]	30,377,215
			129,243,324
Transportation - 9.4%
Avis Budget Group	721,095	[a,b]	26,125,272
Covenant Transportation Group, Cl. A	192,981	[a,b]	4,633,474
Knight Transportation	701,053	[b]	27,376,120
Swift Transportation	387,158	[a,b]	10,859,782
Werner Enterprises	793,133		26,252,702
			95,247,350
Utilities - 1.3%
Calpine	167,116	[a]	2,456,605

10

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Utilities - 1.3% (continued)
Dynegy	1,093,820	[a]	10,303,784
			12,760,389
Total Common Stocks (cost $820,806,232)			997,079,041

Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,747,168)	11,747,168	[c]	11,747,168

Investment of Cash Collateral for Securities Loaned - 16.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $161,197,475)	161,197,475	[c]	161,197,475
Total Investments (cost $993,750,875)	115.9%		1,170,023,684
Liabilities, Less Cash and Receivables	(15.9%)		(160,650,041)
Net Assets	100.0%		1,009,373,643

ETF—Exchange-Traded Fund

aNon-income producing security.
b Security, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $198,523,577 and the value of the collateral held by the fund was $202,131,213, consisting of cash collateral of $161,197,475 and U.S. Government & Agency securities valued at $40,933,738.
c Investment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Money Market Investments	17.1
Banks	15.1
Technology Hardware & Equipment	12.8
Diversified Financials	10.6
Transportation	9.4
Pharmaceuticals, Biotechnology & Life Sciences	8.9
Software & Services	5.7
Materials	5.6
Consumer Services	5.1
Media	4.5
Energy	3.6
Semiconductors & Semiconductor Equipment	3.2
Retailing	2.7
Consumer Durables & Apparel	2.7
Capital Goods	2.0
Health Care Equipment & Services	1.6
Commercial & Professional Services	1.4
Utilities	1.3
Automobiles & Components	1.0
Exchange-Traded Funds	.6
Household & Personal Products	.5
Food & Staples Retailing	.5
115.9

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 8/31/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	65,913,277	76,865,905	142,779,182	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,473,420	329,338,918	330,065,170	11,747,168	1.1	59,898
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	1,046,021,295	884,823,820	161,197,475	16.0	–
Total	78,386,697	1,452,226,118	1,357,668,172	172,944,643	17.1	59,898

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $198,523,577)—Note 1(b):
Unaffiliated issuers	820,806,232	997,079,041
Affiliated issuers	172,944,643	172,944,643
Cash		142,012
Receivable for investment securities sold		1,715,021
Dividends and securities lending income receivable		449,075
Receivable for shares of Common Stock subscribed		280,781
Prepaid expenses		36,329
		1,172,646,902
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		793,047
Liability for securities on loan—Note 1(b)		161,197,475
Payable for investment securities purchased		818,106
Payable for shares of Common Stock redeemed		322,390
Accrued expenses		142,241
		163,273,259
Net Assets ($)		1,009,373,643
Composition of Net Assets ($):
Paid-in capital		736,206,329
Accumulated net realized gain (loss) on investments		96,894,505
Accumulated net unrealized appreciation (depreciation) on investments		176,272,809
Net Assets ($)		1,009,373,643

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	488,506,933	53,193,951	467,672,759
Shares Outstanding	13,372,331	1,453,444	12,777,787
Net Asset Value Per Share ($)	36.53	36.60	36.60

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended August 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $124,550 foreign taxes withheld at source):
Unaffiliated issuers	5,983,322
Affiliated issuers	59,898
Income from securities lending—Note 1(b)	487,292
Total Income	6,530,512
Expenses:
Management fee—Note 3(a)	7,313,989
Shareholder servicing costs—Note 3(b)	2,496,063
Professional fees	113,448
Custodian fees—Note 3(b)	96,938
Registration fees	87,827
Directors’ fees and expenses—Note 3(c)	79,440
Prospectus and shareholders’ reports	38,503
Loan commitment fees—Note 2	19,878
Interest expense—Note 2	5,963
Miscellaneous	32,644
Total Expenses	10,284,693
Less—reduction in fees due to earnings credits—Note 3(b)	(8,529)
Net Expenses	10,276,164
Investment (Loss)—Net	(3,745,652)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	118,409,645
Net unrealized appreciation (depreciation) on investments	83,275,055
Net Realized and Unrealized Gain (Loss) on Investments	201,684,700
Net Increase in Net Assets Resulting from Operations	197,939,048

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2017	[a]	2016
Operations ($):
Investment (loss)—net	(3,745,652)		(1,341,271)
Net realized gain (loss) on investments	118,409,645		14,972,795
Net unrealized appreciation (depreciation) on investments	83,275,055		(8,400,423)
Net Increase (Decrease) in Net Assets Resulting from Operations	197,939,048		5,231,101
Distributions to Shareholders from ($):
Investment income—net:
Investor Shares	-		(2,920,964)
Net realized gain on investments:
Investor Shares	(3,999,748)		(30,554,710)
Class I	(665)		-
Class Y	(45)		-
Total Distributions	(4,000,458)		(33,475,674)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	217,081,169		158,035,790
Class I	66,561,226		-
Class Y	455,884,195		-
Distributions reinvested:
Investor Shares	3,036,951		25,215,603
Class I	620		-
Cost of shares redeemed:
Investor Shares	(705,991,264)		(292,501,076)
Class I	(15,345,775)		-
Class Y	(8,533,201)		-
Increase (Decrease) in Net Assets from Capital Stock Transactions	12,693,921		(109,249,683)
Total Increase (Decrease) in Net Assets	206,632,511		(137,494,256)
Net Assets ($):
Beginning of Period	802,741,132		940,235,388
End of Period	1,009,373,643		802,741,132
Accumulated investment (loss)—net	-		(3,191,973)
Capital Share Transactions (Shares):
Investor Shares[b]
Shares sold	6,575,414		5,626,484
Shares issued for distributions reinvested	90,709		867,410
Shares redeemed	(20,354,904)		(10,309,536)
Net Increase (Decrease) in Shares Outstanding	(13,688,781)		(3,815,642)
Class Ib
Shares sold	1,899,812		-
Shares issued for distributions reinvested	18		-
Shares redeemed	(446,386)		-
Net Increase (Decrease) in Shares Outstanding	1,453,444		-
Class Yb
Shares sold	13,014,137		-
Shares redeemed	(236,350)		-
Net Increase (Decrease) in Shares Outstanding	12,777,787		-

a On September 30, 2016, the fund redesignated existing shares as Investor shares and commenced offering Class I and Class Y shares.

b  During the period ended August 31, 2017, 3,150 Investor shares representing $91,861 were exchanged for 3,149 Class I shares, 12,139,913 Investor shares representing $423,925,756 were exchanged for 12,126,023 Class Y shares and 41,076 Class Y shares representing $1,482,175 were exchanged for 41,067 Class I shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Investor Shares	Year Ended August 31,
	2017[a]	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	29.66	30.45	35.87	34.70	26.02
Investment Operations:
Investment (loss)—net[b]	(.15)	(.05)	(.13)	(.13)	(.09)
Net realized and unrealized gain (loss) on investments	7.16	.43	.17	5.70	8.77
Total from Investment Operations	7.01	.38	.04	5.57	8.68
Distributions:
Dividends from investment income—net	-	(.10)	-	-	-
Dividends from net realized gain on investments	(.14)	(1.07)	(5.46)	(4.40)	-
Total Distributions	(.14)	(1.17)	(5.46)	(4.40)	-
Net asset value, end of period	36.53	29.66	30.45	35.87	34.70
Total Return (%)	23.67	1.34	.18	16.95	33.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.11	1.09	1.10	1.13
Ratio of net expenses to average net assets	1.10	1.11	1.09	1.10	1.13
Ratio of net investment (loss) to average net assets	(.44)	(.17)	(.41)	(.35)	(.29)
Portfolio Turnover Rate	84.96	82.01	74.06	88.69	94.62
Net Assets, end of period ($ x 1,000)	488,507	802,741	940,235	1,162,516	850,685

a     On September 30, 2016, the fund redesignated existing shares as Investor shares.
b Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Period Ended
August 31, 2017[a]
Per Share Data ($):
Net asset value, beginning of period	30.62
Investment Operations:
Investment (loss)—net[b]	(.07)
Net realized and unrealized gain (loss) on investments	6.19
Total from Investment Operations	6.12
Distributions:
Dividends from net realized gain on investments	(.14)
Net asset value, end of period	36.60
Total Return (%)[c]	20.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.95
Ratio of net expenses to average net assets[d]	.95
Ratio of net investment (loss) to average net assets[d]	(.23)
Portfolio Turnover Rate	84.96
Net Assets, end of period ($ x 1,000)	53,194

a From September 30, 2016 (commencement of initial offering) to August 31, 2017.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

18

Class Y Shares	Period Ended
August 31, 2017[a]
Per Share Data ($):
Net asset value, beginning of period	30.62
Investment Operations:
Investment (loss)—net[b]	(.01)
Net realized and unrealized gain (loss) on investments	6.13
Total from Investment Operations	6.12
Distributions:
Dividends from net realized gain on investments	(.14)
Net asset value, end of period	36.60
Total Return (%)[c]	20.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.81
Ratio of net expenses to average net assets[d]	.81
Ratio of net investment (loss) to average net assets[d]	(.03)
Portfolio Turnover Rate	84.96
Net Assets, end of period ($ x 1,000)	467,673

a From September 30, 2016 (commencement of initial offering) to August 31, 2017.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On September 30, 2016, the fund implemented a multiple class structure in which the fund commenced offering Class I and Class Y shares. The existing fund shares were redesignated as Investor shares. The fund authorized 100 million Class I and Class Y shares which resulted in the fund’s total authorized shares increasing from 200 million to 400 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (200 million shares authorized), Class I (100 million shares authorized) and Class Y shares (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I and Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

20

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

21

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2017 in valuing the fund’s investments:

22

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities-Domestic Common Stocks†	940,761,145	-	-	940,761,145
Equity Securities-Foreign Common Stocks†	50,286,171	-	-	50,286,171
Exchange-Traded Funds	6,031,725	-	-	6,031,725
Registered Investment Companies	172,944,643	-	-	172,944,643

† See Statement of Investments for additional detailed categorizations.

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

23

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2017, The Bank of New York Mellon earned $90,636 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $13,570,839, undistributed capital gains $86,320,663 and unrealized appreciation $173,275,812.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016 were as follows: ordinary income $0 and $2,918,692, and long-term capital gains $4,000,458 and $30,556,982, respectively.

During the period ended August 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, passive foreign investment companies, real estate investment trusts

24

and capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $6,937,625, decreased accumulated net realized gain (loss) on investments by $4,673,029 and decreased paid-in capital by $2,264,596. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 was approximately $308,800 with a related weighted average annualized interest rate of 1.93%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2017, the fund was charged $2,054,393 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

25

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2017, the fund was charged $91,354 for transfer agency services and $8,238 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $8,139.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2017, the fund was charged $96,938 pursuant to the custody agreement. These fees were partially offset by earnings credits of $390.

During the period ended August 31, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $635,167, Shareholder Services Plan fees $102,957, custodian fees $32,658, Chief Compliance Officer fees $4,670 and transfer agency fees $17,595.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2017, amounted to $815,412,486 and $814,038,203, respectively.

At August 31, 2017, the cost of investments for federal income tax purposes was $996,747,872; accordingly, accumulated net unrealized appreciation on investments was $173,275,812, consisting of $197,846,941 gross unrealized appreciation and $24,571,129 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Opportunistic Small Cap Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus Opportunistic Small Cap Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Small Cap Fund at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2017

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.1368 per share as a long-term capital gain distribution paid on December 16, 2016.

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 9-10, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group (highest in the Performance Group in the one- and ten-year periods) and Performance Universe medians for all periods except for the three-year period when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of

30

shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

31

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 47

———————

David P. Feldman (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Joan Gulley (69)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 33

———————

32

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 102

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

35

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

Dreyfus Opportunistic Small Cap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Investor: DSCVX Class I: DOPIX Class Y: DSCYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0253AR0817

Dreyfus Strategic Value Fund

ANNUAL REPORT August 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR  MORE  INFORMATION

Back Cover

Dreyfus Strategic Value Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Value Fund, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by Brian C. Ferguson, John C. Bailer, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, Dreyfus Strategic Value Fund’s Class A shares produced a total return of 14.26%, Class C shares returned 13.39%, Class I shares returned 14.58%, and Class Y shares returned 14.58%.1 The fund’s benchmark, the Russell 1000® Value Index (the “Index”), produced a total return of 11.58% for the same period.2

U.S. equities gained ground amid improving economic growth prospects, rising corporate earnings, and positive investor sentiment in the wake of the U.S. presidential election. The fund outperformed its benchmark, primarily on the strength of favorable sector allocations and successful security selections in the financials, industrials, health care, and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund may invest up to 30% of its assets in foreign securities. We identify potential investments through extensive quantitative and fundamental research. We focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Strengthening Economic Fundamentals Drove Stocks Higher

U.S. equity markets moved lower in the weeks leading up to the 2016 presidential election amid political uncertainty and expectations that the Federal Reserve Board would raise short-term interest rates before the end of the year. However, the election’s unexpected outcome reenergized stocks as investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending. Encouraging economic data, including strong GDP growth and a declining unemployment rate, further bolstered investor confidence, driving broad market indices to a series of new highs.

The second half of the reporting period saw growing concerns regarding the new presidential administration’s ability to implement its business-friendly policy proposals. Market sentiment shifted strongly in favor of economically sensitive growth stocks in areas perceived as less leveraged to federal policy changes, such as the information technology sector. The broader market continued to advance over the remainder of the reporting period, bolstered by positive macroeconomic trends and the weakening of the U.S. dollar against most other currencies.

Sector Allocations and Stock Selections Contributed to Gains

The fund outperformed its benchmark in the financials sector, where returns were bolstered by overweighted sector exposure and several good individual stock selections. Top performers included banking institutions such as JPMorgan Chase, Bank of America, and Comerica; capital markets companies such as Goldman Sachs Group, Morgan Stanley, E*TRADE Financial, and Charles Schwab; diversified financial services providers such as Voya

3

DISCUSSION OF FUND PERFORMANCE (continued)

Financial and Berkshire Hathaway; and insurers such as Prudential Financial. Underweighted exposure to the lagging real estate sector further bolstered the fund’s returns compared to the Index, as did a variety of industrial stocks, including air carriers such as Delta Air Lines, conglomerates such as Honeywell International, and aerospace and defense contractors such as Raytheon. Other notably strong holdings included health care plan providers UnitedHealth Group and Aetna, shipping container manufacturer Packaging Corporation of America, and construction materials providers Vulcan Materials and Martin Marietta Materials.

On the other hand, a few investments in other sectors weighed on the fund’s relative performance. Among energy holdings, Occidental Petroleum, Anadarko Petroleum, and a few others were hurt by weak oil prices. Among consumer staples companies, a few food and beverage producers, including Kellogg and Conagra Brands, fell in response to perceived competitive pressures, while Molson Coors Brewing posted disappointing earnings. Other disappointments included advertising agency Omnicom Group and real estate investment trust Uniti Group, both of which lagged their respective sector averages.

An Attractive Environment for Further Gains

Economic trends appear on track for continued, perhaps accelerating, growth, supported by employment gains, pro-growth government policies, and positive global macroeconomic developments. We have positioned the fund to benefit from these conditions by emphasizing investments in market sectors with what we believe are attractive valuations and strong earnings momentum. As of the end of the reporting period, the fund held overweighted exposure to the materials, financials, information technology, and industrials sectors. In contrast, the fund held relatively little exposure to utilities, real estate, consumer-related, and health care stocks.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2018, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Strategic Value Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 1000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Strategic Value Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/17
	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%) without sales charge	9/29/95	7.69%	12.87%	5.88%
	9/29/95	14.26%	14.22%	6.50%
Class C shares
with applicable redemption charge †	5/31/01	12.39%	13.36%	5.71%
without redemption	5/31/01	13.39%	13.36%	5.71%
Class I shares	5/31/01	14.58%	14.51%	6.75%
Class Y shares	7/1/13	14.58%	14.50%††	6.64%††
Russell 1000® Value Index		11.58%	13.25%	5.96%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Value Fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.81	$8.56	$3.56	$3.41
Ending value (after expenses)	$989.20	$985.30	$990.40	$990.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.89	$8.69	$3.62	$3.47
Ending value (after expenses)	$1,020.37	$1,016.59	$1,021.63	$1,021.78

†  Expenses are equal to the fund’s annualized expense ratio of .96% for Class A, 1.71% for Class C, .71% for Class I and .68% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

August 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.7%
Automobiles & Components - 1.0%
Goodyear Tire & Rubber	591,142		17,911,603
Banks - 11.8%
BB&T	382,355		17,622,742
Citigroup	930,680		63,314,160
JPMorgan Chase & Co.	928,032		84,348,829
PNC Financial Services Group	217,526		27,279,936
SunTrust Banks	328,697		18,111,205
			210,676,872
Capital Goods - 9.5%
General Dynamics	110,731		22,295,687
Honeywell International	181,430		25,086,326
L3 Technologies	134,153		24,346,086
Quanta Services	552,643	[a]	19,856,463
Raytheon	203,106		36,967,323
United Technologies	343,081		41,073,657
			169,625,542
Consumer Services - .7%
Las Vegas Sands	211,487		13,156,606
Diversified Financials - 12.3%
American Express	261,188		22,488,287
Ameriprise Financial	95,362		13,208,591
Berkshire Hathaway, Cl. B	479,537	[a]	86,872,923
Capital One Financial	110,302		8,781,142
Goldman Sachs Group	107,062		23,954,052
Raymond James Financial	163,962		12,841,504
Synchrony Financial	892,353		27,475,549
Voya Financial	653,257		24,974,015
			220,596,063
Energy - 10.0%
Anadarko Petroleum	522,628		21,391,164
EOG Resources	493,048		41,904,150
Halliburton	426,333		16,614,197
Hess	684,185		26,614,797
Occidental Petroleum	702,077		41,913,997
Phillips 66	369,689		30,983,635
			179,421,940

8

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Exchange-Traded Funds - .4%
iShares Russell 1000 Value ETF	68,997		7,989,163
Food, Beverage & Tobacco - 6.9%
Coca-Cola	433,107		19,728,024
Coca-Cola European Partners	361,500		15,544,500
Conagra Brands	431,676		14,012,203
Kellogg	316,328		20,706,831
Kraft Heinz	206,744		16,694,578
Molson Coors Brewing, Cl. B	208,891		18,747,967
Mondelez International, Cl. A	434,170		17,653,352
			123,087,455
Health Care Equipment & Services - 5.7%
Abbott Laboratories	474,930		24,192,934
Aetna	178,662		28,174,997
AmerisourceBergen	107,263		8,607,856
Boston Scientific	319,558	[a]	8,803,823
Humana	52,263		13,463,994
UnitedHealth Group	94,690		18,833,841
			102,077,445
Insurance - 5.5%
Allstate	189,924		17,188,122
American International Group	280,735		16,978,853
Athene Holding, Cl. A	398,097		21,302,171
Hartford Financial Services Group	263,578		14,251,663
Prudential Financial	283,774		28,967,650
			98,688,459
Materials - 8.2%
Alcoa	122,639	[a]	5,381,399
CF Industries Holdings	739,716		21,444,367
Dow Chemical	347,263		23,145,079
Freeport-McMoRan	357,032	[a]	5,276,933
Martin Marietta Materials	63,495		13,460,305
Newmont Mining	680,015		26,071,775
Packaging Corporation of America	270,969		30,459,625
Vulcan Materials	179,470		21,762,532
			147,002,015
Media - 2.2%
Comcast, Cl. A	652,263		26,488,400

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Media - 2.2% (continued)
Omnicom Group	172,639		12,495,611
			38,984,011
Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
Biogen	17,288	[a]	5,472,689
Bristol-Myers Squibb	155,046		9,377,182
Eli Lilly & Co.	110,627		8,992,869
Gilead Sciences	181,774		15,216,302
Johnson & Johnson	415,931		55,056,786
Merck & Co.	523,199		33,411,488
			127,527,316
Real Estate - .9%
Uniti Group	807,620	[b]	15,554,761
Retailing - .4%
Nordstrom	161,144		7,190,245
Semiconductors & Semiconductor Equipment - 1.3%
Texas Instruments	275,717		22,834,882
Software & Services - 4.4%
Alphabet, Cl. A	14,204	[a]	13,568,229
Citrix Systems	107,783	[a]	8,429,708
eBay	254,037	[a]	9,178,357
Oracle	744,363		37,463,790
Teradata	308,183	[a]	9,837,201
			78,477,285
Technology Hardware & Equipment - 6.3%
Apple	159,043		26,083,052
Cisco Systems	1,528,045		49,218,329
Corning	613,082		17,632,238
Harris	156,667		19,254,374
			112,187,993
Telecommunication Services - 3.1%
AT&T	1,501,008		56,227,760
Transportation - .7%
Delta Air Lines	278,583		13,146,332
Utilities - 1.3%
FirstEnergy	700,285		22,815,285
Total Common Stocks (cost $1,524,205,705)			1,785,179,033

10

Description	Shares		Value ($)
Other Investment - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,789,111)	4,789,111	[c]	4,789,111
Total Investments (cost $1,528,994,816)	100.0%		1,789,968,144
Cash and Receivables (Net)	.0%		538,350
Net Assets	100.0%		1,790,506,494

ETF—Exchange-Traded Fund

aNon-income producing security.
b Investment in real estate investment trust.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Diversified Financials	12.3
Banks	11.8
Energy	10.0
Capital Goods	9.5
Materials	8.2
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Food, Beverage & Tobacco	6.9
Technology Hardware & Equipment	6.3
Health Care Equipment & Services	5.7
Insurance	5.5
Software & Services	4.4
Telecommunication Services	3.1
Media	2.2
Semiconductors & Semiconductor Equipment	1.3
Utilities	1.3
Automobiles & Components	1.0
Real Estate	.9
Consumer Services	.7
Transportation	.7
Exchange-Traded Funds	.4
Retailing	.4
Money Market Investment	.3
100.0

† Based on net assets.
See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 8/31/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	15,350,019	5,306,829	20,656,848	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,363,977	338,954,328	335,529,194	4,789,111.3		32,736
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	174,098,563	174,098,563	-	-	-
Total	16,713,996	518,359,720	530,284,605	4,789,111.3		32,736

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,524,205,705	1,785,179,033
Affiliated issuers	4,789,111	4,789,111
Cash		1,010,971
Receivable for investment securities sold		12,634,939
Dividends receivable		3,097,236
Receivable for shares of Common Stock subscribed		1,103,264
Prepaid expenses		85,966
		1,807,900,520
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,132,419
Payable for investment securities purchased		14,755,312
Payable for shares of Common Stock redeemed		1,195,865
Interest payable—Note 2		5,414
Accrued expenses		305,016
		17,394,026
Net Assets ($)		1,790,506,494
Composition of Net Assets ($):
Paid-in capital		1,372,656,117
Accumulated undistributed investment income—net		12,532,274
Accumulated net realized gain (loss) on investments		144,344,775
Accumulated net unrealized appreciation (depreciation) on investments		260,973,328
Net Assets ($)		1,790,506,494

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	818,084,916	42,611,110	751,934,296	177,876,172
Shares Outstanding	20,391,151	1,135,550	18,682,568	4,418,972
Net Asset Value Per Share ($)	40.12	37.52	40.25	40.25

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended August 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	34,301,055
Affiliated issuers	32,736
Income from securities lending—Note 1(b)	24,624
Total Income	34,358,415
Expenses:
Management fee—Note 3(a)	12,622,834
Shareholder servicing costs—Note 3(c)	3,593,221
Distribution fees—Note 3(b)	350,240
Directors’ fees and expenses—Note 3(d)	148,856
Prospectus and shareholders’ reports	114,212
Registration fees	113,156
Custodian fees—Note 3(c)	105,939
Professional fees	102,802
Loan commitment fees—Note 2	44,870
Interest expense—Note 2	13,865
Miscellaneous	40,759
Total Expenses	17,250,754
Less—reduction in expenses due to undertaking—Note 3(a)	(1,812,240)
Less—reduction in fees due to earnings credits—Note 3(c)	(18,537)
Net Expenses	15,419,977
Investment Income—Net	18,938,438
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	183,264,325
Net unrealized appreciation (depreciation) on investments	32,839,772
Net Realized and Unrealized Gain (Loss) on Investments	216,104,097
Net Increase in Net Assets Resulting from Operations	235,042,535

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2017	2016
Operations ($):
Investment income—net	18,938,438	22,491,458
Net realized gain (loss) on investments	183,264,325	19,173,104
Net unrealized appreciation (depreciation) on investments	32,839,772	82,566,457
Net Increase (Decrease) in Net Assets Resulting from Operations	235,042,535	124,231,019
Distributions to Shareholders from ($):
Investment income—net:
Class A	(11,206,616)	(8,700,408)
Class C	(290,055)	(131,423)
Class I	(9,313,258)	(5,363,362)
Class Y	(2,700,953)	(2,304,293)
Net realized gain on investments:
Class A	(12,942,367)	(111,293,637)
Class C	(742,862)	(7,014,133)
Class I	(9,421,902)	(54,195,811)
Class Y	(2,732,461)	(23,284,466)
Total Distributions	(49,350,474)	(212,287,533)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	76,003,545	62,929,649
Class C	5,149,906	4,750,944
Class I	464,675,655	239,127,465
Class Y	40,160,158	51,388,951
Distributions reinvested:
Class A	22,422,051	111,920,429
Class C	805,366	5,546,090
Class I	18,245,284	57,225,539
Class Y	1,787,134	10,295,602
Cost of shares redeemed:
Class A	(215,907,215)	(158,297,103)
Class C	(15,945,364)	(11,949,165)
Class I	(308,483,958)	(154,953,764)
Class Y	(63,440,368)	(89,324,013)
Increase (Decrease) in Net Assets from Capital Stock Transactions	25,472,194	128,660,624
Total Increase (Decrease) in Net Assets	211,164,255	40,604,110
Net Assets ($):
Beginning of Period	1,579,342,239	1,538,738,129
End of Period	1,790,506,494	1,579,342,239
Undistributed investment income—net	12,532,274	17,104,718

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,967,238	1,797,542
Shares issued for distributions reinvested	587,272	3,263,943
Shares redeemed	(5,518,118)	(4,574,517)
Net Increase (Decrease) in Shares Outstanding	(2,963,608)	486,968
Class C
Shares sold	139,175	144,175
Shares issued for distributions reinvested	22,427	171,652
Shares redeemed	(436,913)	(369,177)
Net Increase (Decrease) in Shares Outstanding	(275,311)	(53,350)
Class Ia
Shares sold	12,002,506	6,926,397
Shares issued for distributions reinvested	477,251	1,667,897
Shares redeemed	(7,886,248)	(4,606,783)
Net Increase (Decrease) in Shares Outstanding	4,593,509	3,987,511
Class Ya
Shares sold	1,017,302	1,539,436
Shares issued for distributions reinvested	46,747	300,076
Shares redeemed	(1,612,375)	(2,462,907)
Net Increase (Decrease) in Shares Outstanding	(548,326)	(623,395)

a During the period ended August 31, 2017, 14,939 Class A shares representing $603,006 were exchanged for 14,897 Class I shares and 2,348 Class A shares representing $92,439 were exchanged for 2,344 Class Y shares and 59,810 Class Y shares representing $2,352,272 were exchanged for 59,811 Class I shares. During the period ended August 31, 2016, 28,618 Class Y shares representing $996,583 were exchanged for 28,618 Class I shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,

Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	36.08	38.49	43.34	37.27	29.28
Investment Operations:
Investment income—net[a]	.37	.50	.33	.35	.40
Net realized and unrealized gain (loss) on investments	4.72	2.41	(.66)	8.03	7.97
Total from Investment Operations	5.09	2.91	(.33)	8.38	8.37
Distributions:
Dividends from investment income—net	(.49)	(.39)	(.36)	(.26)	(.38)
Dividends from net realized gain on investments	(.56)	(4.93)	(4.16)	(2.05)	-
Total Distributions	(1.05)	(5.32)	(4.52)	(2.31)	(.38)
Net asset value, end of period	40.12	36.08	38.49	43.34	37.27
Total Return (%)[b]	14.26	8.26	(.90)	23.09	28.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.12	1.11	1.12	1.14
Ratio of net expenses to average net assets	.97	.98	.98	.98	.98
Ratio of net investment income to average net assets	.95	1.42	.81	.88	1.19
Portfolio Turnover Rate	96.39	80.82	96.32	67.00	76.28
Net Assets, end of period ($ x 1,000)	818,085	842,532	880,116	970,817	1,065,660

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	33.81	36.35	41.17	35.54	27.93
Investment Operations:
Investment income—net[a]	.07	.22	.02	.05	.14
Net realized and unrealized gain (loss) on investments	4.42	2.26	(.61)	7.63	7.62
Total from Investment Operations	4.49	2.48	(.59)	7.68	7.76
Distributions:
Dividends from investment income—net	(.22)	(.09)	(.07)	-	(.15)
Dividends from net realized gain on investments	(.56)	(4.93)	(4.16)	(2.05)	-
Total Distributions	(.78)	(5.02)	(4.23)	(2.05)	(.15)
Net asset value, end of period	37.52	33.81	36.35	41.17	35.54
Total Return (%)[b]	13.39	7.46	(1.65)	22.17	27.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84	1.89	1.87	1.88	1.91
Ratio of net expenses to average net assets	1.72	1.73	1.73	1.73	1.73
Ratio of net investment income to average net assets	.20	.67	.06	.12	.45
Portfolio Turnover Rate	96.39	80.82	96.32	67.00	76.28
Net Assets, end of period ($ x 1,000)	42,611	47,696	53,226	59,442	50,665

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended August 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	36.16	38.58	43.45	37.36	29.34
Investment Operations:
Investment income—net[a]	.48	.58	.43	.47	.48
Net realized and unrealized gain (loss) on investments	4.73	2.42	(.66)	8.03	7.99
Total from Investment Operations	5.21	3.00	(.23)	8.50	8.47
Distributions:
Dividends from investment income—net	(.56)	(.49)	(.48)	(.36)	(.45)
Dividends from net realized gain on investments	(.56)	(4.93)	(4.16)	(2.05)	-
Total Distributions	(1.12)	(5.42)	(4.64)	(2.41)	(.45)
Net asset value, end of period	40.25	36.16	38.58	43.45	37.36
Total Return (%)	14.58	8.52	(.66)	23.40	29.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.89	.87	.84	.95
Ratio of net expenses to average net assets	.72	.73	.73	.73	.73
Ratio of net investment income to average net assets	1.21	1.67	1.05	1.14	1.45
Portfolio Turnover Rate	96.39	80.82	96.32	67.00	76.28
Net Assets, end of period ($ x 1,000)	751,934	509,485	389,711	392,260	317,800

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	36.16	38.58	43.45	37.36	36.70
Investment Operations:
Investment income—net[b]	.48	.59	.44	.32	.08
Net realized and unrealized gain (loss) on investments	4.73	2.41	(.67)	8.18	.58
Total from Investment Operations	5.21	3.00	(.23)	8.50	.66
Distributions:
Dividends from investment income—net	(.56)	(.49)	(.48)	(.36)	-
Dividends from net realized gain on investments	(.56)	(4.93)	(4.16)	(2.05)	-
Total Distributions	(1.12)	(5.42)	(4.64)	(2.41)	-
Net asset value, end of period	40.25	36.16	38.58	43.45	37.36
Total Return (%)	14.58	8.52	(.66)	23.40	1.80[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.79	.79	.78	.83[d]
Ratio of net expenses to average net assets	.71	.73	.73	.73	.73[d]
Ratio of net investment income to average net assets	1.22	1.67	1.07	.87	1.21[d]
Portfolio Turnover Rate	96.39	80.82	96.32	67.00	76.28
Net Assets, end of period ($ x 1,000)	177,876	179,629	215,685	230,522	1

a From July 1, 2013 (commencement of initial offering) to August 31, 2013.
b Based on average shares outstanding.
c  Not annualized.
d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 700 million to 800 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

21

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

22

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2017 in valuing the fund’s investments:

23

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,761,645,370	-	-	1,761,645,370
Equity Securities - Foreign Common Stocks†	15,544,500	-	-	15,544,500
Exchange-Traded Funds	7,989,163	-	-	7,989,163
Registered Investment Company	4,789,111	-	-	4,789,111

† See Statement of Investments for additional detailed categorizations.

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

24

During the period ended August 31, 2017, The Bank of New York Mellon earned $5,068 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $66,931,624, undistributed capital gains $104,747,364, accumulated capital losses $1,159,608 and unrealized appreciation $247,330,997.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before

25

NOTES TO FINANCIAL STATEMENTS (continued)

the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s merger with Dreyfus Large Cap Value Fund, capital losses of $1,159,608 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. This acquired capital loss will expire in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016 were as follows: ordinary income $23,510,882 and $25,374,554, and long-term capital gains $25,839,592 and $186,912,979, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 was approximately $715,600 with a related weighted average annualized interest rate of 1.94%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus in place during the period ended August 31, 2017, the fund had agreed to pay a management fee at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Effective May 19, 2017, pursuant to a revised management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of .60% of the value of the fund’s average daily net assets. Dreyfus had contractually agreed, from September 1, 2016 through May 18, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary

26

expenses) did not exceed .98%, 1.73%, .73% and .73% of the value of the respective class’ average daily net assets. Dreyfus has contractually agreed, from May 19, 2017 through January 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .68% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $1,812,240 during the period ended August 31, 2017.

During the period ended August 31, 2017, the Distributor retained $20,179 from commissions earned on sales of the fund’s Class A shares and $426 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2017, Class C shares were charged $350,240 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2017, Class A and Class C shares were charged $2,133,057 and $116,747, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and

27

NOTES TO FINANCIAL STATEMENTS (continued)

redemptions. During the period ended August 31, 2017, the fund was charged $85,306 for transfer agency services and $18,501 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $18,288.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2017, the fund was charged $105,939 pursuant to the custody agreement. These fees were partially offset by earnings credits of $249.

During the period ended August 31, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $917,589, Distribution Plan fees $27,266, Shareholder Services Plan fees $183,385, custodian fees $36,068, Chief Compliance Officer fees $4,670 and transfer agency fees $40,320, which are offset against an expense reimbursement currently in effect in the amount of $76,879.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2017, amounted to $1,706,100,090 and $1,710,594,220, respectively.

At August 31, 2017, the cost of investments for federal income tax purposes was $1,542,637,147; accordingly, accumulated net unrealized appreciation on investments was $247,330,997, consisting of $301,908,435 gross unrealized appreciation and $54,577,438 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus Strategic Value Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Value Fund at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2017

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 84.33% of the ordinary dividends paid during the fiscal year ended August 31, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $25,510,882 represents the maximum amount that may be considered qualified dividend income. The fund also hereby reports $.5637 per share as a long-term capital gain distribution paid on December 5, 2016. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 9-10, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2018, so that annual direct fund operating expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.73%, 0.73% and 0.73%, respectively, of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

32

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

***********

At a meeting of the fund’s Board of Directors held on May 16, 2017, the Board considered the approval of an amendment of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”). Dreyfus proposed to amend the Management Agreement to reduce the management fee payable by the fund from 0.75% of the value of the fund’s average daily net assets to 0.60% of the value of the fund’s average daily net assets, effective as of May 19, 2017. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. Since the Board had renewed the Management Agreement at a meeting of the fund’s Board of Directors held on March 9-10, 2017 (the “March Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the March Meeting. In considering amendment of the Management Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The nature, extent and quality of services provided had been considered at the March Meeting, and there had been no material changes in this information. Dreyfus representatives stated, and the Board considered, that Dreyfus would continue to provide research and portfolio management and that Dreyfus would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered that Dreyfus does not believe that the proposed amendment to the Management Agreement would have any adverse impact on the scope or quality of the services provided to the fund by Dreyfus; and the proposed amendment also would not result in any change to the investment management of the fund.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. Dreyfus did not provide the Board with information comparing the fund’s performance with the performance of a group of comparable funds because that information had been reviewed at the March Meeting.

34

The Board reviewed the range of actual and contractual management fees and total expenses of a group of comparable funds (the “Expense Group”) in a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, for the March Meeting (giving effect to the proposed management fee reduction for the fund) and discussed the results of the comparisons. The Board noted that the fund’s proposed management fee was below the Expense Group median for both contractual and actual management fees and the fund’s total expenses (both the current actual expenses and the proposed expenses after giving effect to the expense limitation described below) were below the Expense Group median.

Dreyfus representatives stated that Dreyfus has contractually agreed, until January 1, 2018 for Class A, C, I and Y shares and until March 31, 2018 for Class T Shares, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.68% of the fund’s average daily net assets.

Dreyfus did not provide the Board with the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund because this information had been reviewed at the March Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to Dreyfus at the March Meeting. Dreyfus representatives noted that the amendment to the Management Agreement would result in a reduction in Dreyfus’ fee (and therefore negatively impact profitability and economies of scale) and that potential benefits would not change materially as a result of the amendment from those considered at the March Meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to amendment of the Management Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus continue to be adequate and appropriate.

• The Board determined that the fee to be paid to Dreyfus was appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

In evaluating the Management Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Management Agreement and of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. The Board determined to approve amendment of the Management Agreement.

36

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 47

———————

David P. Feldman (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Joan Gulley (69)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 33

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 102

———————

38

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

40

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

41

For More Information

Dreyfus Strategic Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A:DAGVX Class C:DCGVX Class I:DRGVX Class Y:DRGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0257AR0817

Dreyfus Structured Midcap Fund

ANNUAL REPORT August 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR  MORE  INFORMATION

Back Cover

Dreyfus Structured Midcap Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Structured Midcap Fund, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by the fund’s primary portfolio managers C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, of Mellon Capital Management Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, Dreyfus Structured Midcap Fund’s Class A shares produced a total return of 13.95%, Class C shares returned 13.14%, Class I shares returned 14.28%, and Class Y shares returned 14.39%.1 In comparison, the S&P MidCap 400® Index (the “Index”), the fund’s benchmark, produced a total return of 12.37%.2

Mid-cap stocks gained ground amid better-than-expected corporate earnings, improving economic prospects, and positive investor sentiment in the wake of the U.S. presidential election. The fund produced higher returns than its benchmark, mainly due to the success of our security selection strategy in the health care, industrials, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the Index or the Russell Midcap® Index.

We select stocks through a “bottom-up,” structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model that measures a diverse set of characteristics of stocks to identify and rank stocks based on relative value, momentum/sentiment, and earnings quality measures.

Next, we construct the portfolio through a risk-controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure. The fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the Index. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration.

Mid-cap stocks through August 31, 2017 generally continued to build on gains achieved during the final months of 2016. Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in February and early March. While concerns about the new U.S. presidential administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the early spring, mid-cap stocks quickly erased those losses and reached new all-time highs in June and July. However, broader market leadership shifted from smaller, value-oriented stocks to larger, more growth-oriented industry leaders. Although all capitalization ranges produced double-digit returns in this environment, mid-cap stocks generally trailed large-cap stocks.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selection Strategy Buoyed Fund Results

The fund outperformed the Index over the reporting period due to the success of our quantitative security selection process. In the health care sector, precision instruments provider Mettler-Toledo International reported better-than-expected earnings and raised the future guidance it provides to analysts. Among industrial companies, aircraft equipment maker Spirit AeroSystems Holdings boosted earnings after the positive resolution of a supply agreement with a major U.S. aircraft manufacturer. Results in the consumer discretionary sector were bolstered by a variety of strong stock selections. In other areas, information technology company Mentor Graphics was acquired at a premium to its stock price at the time, and financial institution East West Bancorp gained value in response to higher earnings and expectations of reduced regulatory burdens.

Disappointments during the reporting period included the information technology and utilities sectors, where a number of holdings trailed sector averages but none ranked among the fund’s weakest individual performers. Instead, the fund’s greatest laggards for the reporting period included bedding producer Tempur Sealy International, which terminated a contract with a major U.S. mattress retailer. Although the fund achieved positive relative returns in the struggling energy sector, exploration-and-production company Newfield Exploration lost considerable value after reducing production guidance. Similarly, while the real estate sector was additive due to an underweight, stock selection was negative and real estate investment trust Weingarten Realty was among the fund’s largest detractors.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Structured Midcap Fund Class A shares, Class C shares, Class I shares and Class Y shares and the S&P MidCap 400® Index (the “Index”)

† Source: Lipper Inc.
††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Structured Midcap Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index provides investors with a benchmark for mid-sized companies. The index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any Index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/29/01	7.41%	12.01%	6.85%
without sales charge	6/29/01	13.95%	13.35%	7.49%
Class C shares
with applicable redemption charge †	6/29/01	12.14%	12.52%	6.71%
without redemption	6/29/01	13.14%	12.52%	6.71%
Class I shares	6/29/01	14.28%	13.63%	7.74%
Class Y shares	7/1/13	14.39%	14.05%††	7.82%††
S & P MidCap 400® Index		12.37%	13.99%	8.87%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Structured Midcap Fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.33	$9.91	$4.97	$4.36
Ending value (after expenses)	$1,010.40	$1,006.90	$1,011.80	$1,012.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.36	$ 9.96	$ 4.99	$ 4.38
Ending value (after expenses)	$ 1,018.90	$ 1,015.32	$ 1,020.27	$ 1,020.87

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 1.96% for Class C, .98% for Class I and .86% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
August 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - 2.3%
Lear	5,800		867,332
Visteon	32,395	[a]	3,739,679
			4,607,011
Banks - 6.0%
Cathay General Bancorp	84,110		2,966,560
East West Bancorp	88,630		4,907,443
First Horizon National	216,965		3,733,968
UMB Financial	8,900		597,368
			12,205,339
Capital Goods - 14.8%
Curtiss-Wright	38,900		3,766,298
Donaldson	82,100		3,879,225
GATX	4,135	[b]	250,498
Huntington Ingalls Industries	8,395		1,796,194
Jacobs Engineering Group	28,900		1,574,761
KLX	4,100	[a]	196,554
Lennox International	23,890		3,959,290
Oshkosh	62,760		4,681,896
Owens Corning	35,650		2,642,734
Spirit AeroSystems Holdings, Cl. A	54,155		4,034,547
Toro	41,430	[b]	2,555,402
Woodward	12,500		877,625
			30,215,024
Commercial & Professional Services - 1.2%
Deluxe	3,080	[b]	213,598
MSA Safety	29,600		2,156,656
			2,370,254
Consumer Durables & Apparel - 5.4%
Brunswick	75,920		3,984,282
Deckers Outdoor	20,800	[a]	1,329,120
KB Home	74,800	[b]	1,600,720
NVR	1,540	[a]	4,190,109
			11,104,231
Consumer Services - .1%
Darden Restaurants	2,550		209,330

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Diversified Financials - 3.1%
Discover Financial Services	25,200		1,485,540
Eaton Vance	95,130		4,526,285
SEI Investments	6,165		360,406
			6,372,231
Energy - 1.1%
Cimarex Energy	8,300		827,427
Newfield Exploration	20,700	[a]	540,891
World Fuel Services	26,920		929,817
			2,298,135
Food, Beverage & Tobacco - 2.4%
ConAgra Foods	94,300		3,060,978
Ingredion	14,290		1,769,388
			4,830,366
Health Care Equipment & Services - 5.9%
Halyard Health	47,410	[a]	2,147,199
Masimo	33,500	[a]	2,826,730
Varian Medical Systems	20,900	[a]	2,220,625
WellCare Health Plans	28,040	[a]	4,898,027
			12,092,581
Household & Personal Products - 1.1%
Church & Dwight	36,510		1,831,707
Spectrum Brands Holdings	3,200	[b]	351,872
			2,183,579
Insurance - 5.9%
CNO Financial Group	59,040		1,319,544
Old Republic International	207,070		3,952,966
Primerica	52,755	[b]	4,038,395
Reinsurance Group of America	19,950		2,682,277
			11,993,182
Materials - 7.0%
Bemis	7,565	[b]	322,345
Chemours	14,400		706,608
Eagle Materials	11,900		1,157,275
Greif, Cl. A	16,300	[b]	985,335
Louisiana-Pacific	116,000	[a]	2,955,680
Owens-Illinois	81,030	[a]	1,996,579
Reliance Steel & Aluminum	26,125		1,891,973
Sensient Technologies	2,700		194,805

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Materials - 7.0% (continued)
Worthington Industries	83,180	[b]	4,155,673
			14,366,273
Media - 1.3%
John Wiley & Sons, Cl. A	25,000		1,348,750
Meredith	24,200	[b]	1,315,270
			2,664,020
Pharmaceuticals, Biotechnology & Life Sciences - 5.7%
Catalent	9,500	[a]	392,255
Charles River Laboratories International	35,740	[a]	3,888,512
INC Research Holdings, Cl. A	7,500	[a]	440,250
Mettler-Toledo International	6,745	[a]	4,081,332
United Therapeutics	19,110	[a]	2,499,588
Waters	2,100	[a]	385,308
			11,687,245
Real Estate - 7.0%
First Industrial Realty Trust	125,210	[c]	3,879,006
Kilroy Realty	64,860	[c]	4,490,258
Lamar Advertising, Cl. A	51,715	[b,c]	3,442,150
Tanger Factory Outlet Centers	70,440	[b,c]	1,648,296
Urban Edge Properties	8,900	[c]	223,835
Weingarten Realty Investors	17,995	[c]	576,560
			14,260,105
Retailing - 4.6%
Best Buy	63,700		3,456,362
Big Lots	76,280	[b]	3,630,928
Burlington Stores	9,860	[a]	859,102
Chico's FAS	111,800	[b]	858,624
Office Depot	38,000		163,020
The Michaels Companies	22,040	[a]	494,798
			9,462,834
Semiconductors & Semiconductor Equipment - 2.5%
Cirrus Logic	64,300	[a]	3,728,114
ON Semiconductor	75,900	[a]	1,296,372
			5,024,486
Software & Services - 11.1%
CDK Global	25,050		1,615,725
Citrix Systems	19,395	[a]	1,516,883
Convergys	104,090		2,446,115

10

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 11.1% (continued)
CoreLogic	8,660	[a]	406,760
DST Systems	54,970		2,821,610
Fair Isaac	18,720	[b]	2,635,027
Manhattan Associates	85,100	[a,b]	3,578,455
MAXIMUS	59,300		3,604,254
Science Applications International	43,700		3,228,556
VeriSign	6,580	[a,b]	682,675
			22,536,060
Technology Hardware & Equipment - 7.9%
Belden	18,940		1,459,706
Dolby Laboratories, Cl. A	29,090		1,467,881
F5 Networks	7,300	[a]	871,474
Juniper Networks	125,200		3,471,796
NCR	96,380	[a]	3,520,761
Tech Data	3,000	[a]	330,870
Vishay Intertechnology	148,400	[b]	2,626,680
Western Digital	27,300		2,409,771
			16,158,939
Utilities - 3.2%
FirstEnergy	60,225		1,962,131
MDU Resources Group	168,260		4,549,750
			6,511,881
Total Common Stocks (cost $174,779,463)			203,153,106

Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,029,107)	1,029,107	[d]	1,029,107

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 3.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $7,231,724)	7,231,724	[d]	7,231,724
Total Investments (cost $183,040,294)	103.7%		211,413,937
Liabilities, Less Cash and Receivables	(3.7%)		(7,522,052)
Net Assets	100.0%		203,891,885

aNon-income producing security.
b Security, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $21,373,387 and the value of the collateral held by the fund was $21,736,764, consisting of cash collateral of $7,231,724 and U.S. Government & Agency securities valued at $14,505,040.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

12

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	14.8
Software & Services	11.1
Technology Hardware & Equipment	7.9
Materials	7.0
Real Estate	7.0
Banks	6.0
Health Care Equipment & Services	5.9
Insurance	5.9
Pharmaceuticals, Biotechnology & Life Sciences	5.7
Consumer Durables & Apparel	5.4
Retailing	4.6
Money Market Investments	4.1
Utilities	3.2
Diversified Financials	3.1
Semiconductors & Semiconductor Equipment	2.5
Food, Beverage & Tobacco	2.4
Automobiles & Components	2.3
Media	1.3
Commercial & Professional Services	1.2
Energy	1.1
Household & Personal Products	1.1
Consumer Services	.1
103.7

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 8/31/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	11,407,250	21,561,163	32,968,413	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	865,384	38,982,675	38,818,952	1,029,107.5		5,178
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	106,192,077	98,960,353	7,231,724	3.6	–
Total	12,272,634	166,735,915	170,747,718	8,260,831	4.1	5,178

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,373,387)—Note 1(b):
Unaffiliated issuers	174,779,463	203,153,106
Affiliated issuers	8,260,831	8,260,831
Cash		163,940
Dividends and securities lending income receivable		211,053
Receivable for shares of Common Stock subscribed		25,193
Prepaid expenses		34,597
		211,848,720
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		166,867
Liability for securities on loan—Note 1(b)		7,231,724
Payable for shares of Common Stock redeemed		438,980
Accrued expenses		119,264
		7,956,835
Net Assets ($)		203,891,885
Composition of Net Assets ($):
Paid-in capital		159,653,134
Accumulated undistributed investment income—net		329,940
Accumulated net realized gain (loss) on investments		15,535,168
Accumulated net unrealized appreciation (depreciation) on investments		28,373,643
Net Assets ($)		203,891,885

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	98,978,241	25,077,104	64,571,917	15,264,623
Shares Outstanding	3,189,488	908,849	2,039,073	482,705
Net Asset Value Per Share ($)	31.03	27.59	31.67	31.62

See notes to financial statements.

15

STATEMENT OF OPERATIONS
Year Ended August 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,879,758
Affiliated issuers	5,178
Income from securities lending—Note 1(b)	46,475
Total Income	2,931,411
Expenses:
Management fee—Note 3(a)	1,592,739
Shareholder servicing costs—Note 3(c)	708,247
Distribution fees—Note 3(b)	225,569
Registration fees	63,243
Professional fees	53,376
Prospectus and shareholders’ reports	33,006
Custodian fees—Note 3(c)	22,172
Directors’ fees and expenses—Note 3(d)	16,948
Loan commitment fees—Note 2	4,686
Interest expense—Note 2	192
Miscellaneous	25,101
Total Expenses	2,745,279
Less—reduction in expenses due to undertaking—Note 3(a)	(96,015)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,475)
Net Expenses	2,645,789
Investment Income—Net	285,622
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	20,930,553
Net unrealized appreciation (depreciation) on investments	6,855,820
Net Realized and Unrealized Gain (Loss) on Investments	27,786,373
Net Increase in Net Assets Resulting from Operations	28,071,995

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2017	2016
Operations ($):
Investment income—net	285,622	1,910,911
Net realized gain (loss) on investments	20,930,553	(5,046,312)
Net unrealized appreciation (depreciation) on investments	6,855,820	15,311,149
Net Increase (Decrease) in Net Assets Resulting from Operations	28,071,995	12,175,748
Distributions to Shareholders from ($):
Investment income—net:
Class A	(818,323)	-
Class C	(46,268)	-
Class I	(667,751)	(65,423)
Class Y	(219,963)	(47,554)
Net realized gain on investments:
Class A	-	(10,139,977)
Class C	-	(3,261,953)
Class I	-	(5,295,150)
Class Y	-	(1,128,399)
Total Distributions	(1,752,305)	(19,938,456)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	16,262,776	16,172,587
Class C	1,309,354	3,782,240
Class I	32,044,088	27,361,227
Class Y	5,171,284	2,370,209
Distributions reinvested:
Class A	772,391	9,709,012
Class C	38,165	2,607,923
Class I	627,913	4,953,262
Class Y	219,963	1,147,660
Cost of shares redeemed:
Class A	(39,836,246)	(32,649,718)
Class C	(11,930,991)	(6,930,732)
Class I	(37,562,441)	(43,248,879)
Class Y	(6,115,371)	(11,603,175)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(38,999,115)	(26,328,384)
Total Increase (Decrease) in Net Assets	(12,679,425)	(34,091,092)
Net Assets ($):
Beginning of Period	216,571,310	250,662,402
End of Period	203,891,885	216,571,310
Undistributed investment income—net	329,940	1,796,623

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	538,993	605,504
Shares issued for distributions reinvested	25,789	370,172
Shares redeemed	(1,333,926)	(1,234,420)
Net Increase (Decrease) in Shares Outstanding	(769,144)	(258,744)
Class Ca
Shares sold	49,748	156,611
Shares issued for distributions reinvested	1,426	111,125
Shares redeemed	(445,097)	(292,663)
Net Increase (Decrease) in Shares Outstanding	(393,923)	(24,927)
Class Ia
Shares sold	1,043,977	996,832
Shares issued for distributions reinvested	20,509	185,005
Shares redeemed	(1,241,093)	(1,603,669)
Net Increase (Decrease) in Shares Outstanding	(176,607)	(421,832)
Class Ya
Shares sold	168,902	86,782
Shares issued for distributions reinvested	7,189	42,840
Shares redeemed	(195,659)	(392,706)
Net Increase (Decrease) in Shares Outstanding	(19,568)	(263,084)

a  During the period ended August 31, 2017, 1,737 Class A shares representing $52,964 were exchanged for 1,704 Class I shares and 1,044 Class C shares representing $25,961 were exchanged for 910 Class I shares and during the period ended August 31, 2016, 1,545 Class A shares representing $37,414 were exchanged for 1,513 Class I shares, 329 Class C shares representing $6,904 were exchanged for 288 Class I shares and 11,035 Class Y shares representing $279,091 were exchanged for 11,049 Class I shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	27.43	28.21	33.28	26.49	21.41
Investment Operations:
Investment income—net[a]	.04	.23	.06	.11	.23
Net realized and unrealized gain (loss) on investments	3.78	1.43	(.96)	7.06	5.06
Total from Investment Operations	3.82	1.66	(.90)	7.17	5.29
Distributions:
Dividends from investment income—net	(.22)	-	(.14)	(.10)	(.21)
Dividends from net realized gain on investments	-	(2.44)	(4.03)	(.28)	-
Total Distributions	(.22)	(2.44)	(4.17)	(.38)	(.21)
Net asset value, end of period	31.03	27.43	28.21	33.28	26.49
Total Return (%)[b]	13.95	6.27	(2.80)	27.21	24.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.29	1.25	1.25	1.35
Ratio of net expenses to average net assets	1.25	1.25	1.23	1.24	1.26
Ratio of net investment income to average net assets	.13	.87	.20	.37	.92
Portfolio Turnover Rate	63.25	71.27	78.09	74.66	57.54
Net Assets, end of period ($ x 1,000)	98,978	108,588	118,954	123,057	106,245

a    Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	24.42	25.55	30.60	24.48	19.80
Investment Operations:
Investment income (loss)—net[a]	(.16)	.03	(.14)	(.10)	.06
Net realized and unrealized gain (loss) on investments	3.37	1.28	(.88)	6.50	4.68
Total from Investment Operations	3.21	1.31	(1.02)	6.40	4.74
Distributions:
Dividends from investment income—net	(.04)	-	-	-	(.06)
Dividends from net realized gain on investments	-	(2.44)	(4.03)	(.28)	-
Total Distributions	(.04)	(2.44)	(4.03)	(.28)	(.06)
Net asset value, end of period	27.59	24.42	25.55	30.60	24.48
Total Return (%)[b]	13.14	5.50	(3.51)	26.25	24.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	2.00	1.96	1.98	2.10
Ratio of net expenses to average net assets	1.97	1.99	1.96	1.98	2.01
Ratio of net investment income (loss) to average net assets	(.59)	.13	(.52)	(.37)	.26
Portfolio Turnover Rate	63.25	71.27	78.09	74.66	57.54
Net Assets, end of period ($ x 1,000)	25,077	31,817	33,926	30,502	26,061

a    Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

20

Class I Shares	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	28.02	28.73	33.83	26.90	21.73
Investment Operations:
Investment income—net[a]	.12	.31	.14	.19	.33
Net realized and unrealized gain (loss) on investments	3.87	1.45	(.99)	7.17	5.09
Total from Investment Operations	3.99	1.76	(.85)	7.36	5.42
Distributions:
Dividends from investment income—net	(.34)	(.03)	(.22)	(.15)	(.25)
Dividends from net realized gain on investments	-	(2.44)	(4.03)	(.28)	-
Total Distributions	(.34)	(2.47)	(4.25)	(.43)	(.25)
Net asset value, end of period	31.67	28.02	28.73	33.83	26.90
Total Return (%)	14.28	6.54	(2.59)	27.57	25.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.09	1.05	1.16	1.26
Ratio of net expenses to average net assets	.99	1.00	1.00	.99	1.03
Ratio of net investment income to average net assets	.39	1.15	.46	.62	1.27
Portfolio Turnover Rate	63.25	71.27	78.09	74.66	57.54
Net Assets, end of period ($ x 1,000)	64,572	62,094	75,779	72,947	69,014

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended August 31,
	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	28.02	28.75	33.85	26.91	26.38
Investment Operations:
Investment income—net[b]	.16	.33	.18	.19	.02
Net realized and unrealized gain (loss) on investments	3.86	1.48	(.98)	7.20	.51
Total from Investment Operations	4.02	1.81	(.80)	7.39	.53
Distributions:
Dividends from investment income—net	(.42)	(.10)	(.27)	(.17)	-
Dividends from net realized gain on investments	-	(2.44)	(4.03)	(.28)	-
Total Distributions	(.42)	(2.54)	(4.30)	(.45)	-
Net asset value, end of period	31.62	28.02	28.75	33.85	26.91
Total Return (%)	14.39	6.71	(2.43)	27.69	2.01[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.87	.84	.87	.97[d]
Ratio of net expenses to average net assets	.86	.87	.84	.87	.89[d]
Ratio of net investment income to average net assets	.52	1.24	.59	.58	.35[d]
Portfolio Turnover Rate	63.25	71.27	78.09	74.66	57.54
Net Assets, end of period ($ x 1,000)	15,265	14,073	22,004	21,977	1

a  From July 1, 2013 (commencement of initial offering) to August 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a wholly-owned subsidiary of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 600 million to 700 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S.

23

NOTES TO FINANCIAL STATEMENTS (continued)

generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of August 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	203,153,106	-	-	203,153,106
Registered Investment Companies	8,260,831	-	-	8,260,831

† See Statement of Investments for additional detailed categorizations.

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2017, The Bank of New York Mellon

26

earned $9,376 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $329,940, undistributed capital gains $15,761,117 and unrealized appreciation $28,147,694.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016 were as follows: ordinary income $1,752,305 and $114,289, and long-term capital gains $0 and $19,824,167, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million

27

NOTES TO FINANCIAL STATEMENTS (continued)

unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2017 was approximately $9,600 with a related weighted average annualized interest rate of 2.00%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2016 through January 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $96,015 during the period ended August 31, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

 Average Net Assets
 0 up to $100 million .25%
 $100 million up to $1 billion .20%
 $1 billion up to $1.5 billion .16%
 In excess of $1.5 billion .10%

During the period ended August 31, 2017, the Distributor retained $7,823 from commissions earned on sales of the fund’s Class A shares and $2,806 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

28

period ended August 31, 2017, Class C shares were charged $225,569 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2017, Class A and Class C shares were charged $257,520 and $75,190, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2017, the fund was charged $50,672 for transfer agency services and $3,357 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3,305.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2017, the fund was charged $22,172 pursuant to the custody agreement. These fees were partially offset by earnings credits of $170.

During the period ended August 31, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $129,366, Distribution Plan fees $16,143, Shareholder Services Plan fees

29

NOTES TO FINANCIAL STATEMENTS (continued)

$26,533, custodian fees $8,360, Chief Compliance Officer fees $4,670 and transfer agency fees $10,694, which are offset against an expense reimbursement currently in effect in the amount of $28,899.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2017, amounted to $133,580,517 and $173,493,247, respectively.

At August 31, 2017, the cost of investments for federal income tax purposes was $183,266,243; accordingly, accumulated net unrealized appreciation on investments was $28,147,694, consisting of $34,178,070 gross unrealized appreciation and $6,030,376 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Structured Midcap Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus Structured Midcap Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Structured Midcap Fund at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2017

31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended August 31, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,752,305 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns.

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 9-10, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus, its affiliates and/or the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods except for the three- and ten-year periods when it was below the median, and the fund’s performance was above the Performance Universe median for all periods except the one- and two-year periods when it was below the median. The Board considered the proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and slightly above the Expense Universe median.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2018, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

34

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board expressed concern with the fund’s performance in recent periods and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

36

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 47

———————

David P. Feldman (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Joan Gulley (69)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 33

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 102

———————

38

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

40

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

41

For More Information

Dreyfus Structured Midcap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management
Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DPSAX Class C: DPSCX Class I: DPSRX Class Y: DPSYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0936AR0817

Dreyfus Technology Growth Fund

ANNUAL REPORT August 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR  MORE  INFORMATION

Back Cover

Dreyfus Technology Growth Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Technology Growth Fund, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by Barry K. Mills, CFA, Matthew Griffin, Erik Swords, and Elizabeth Slover, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, Dreyfus Technology Growth Fund’s Class A shares produced a total return of 28.34%, Class C shares returned 27.30%, and Class I shares returned 28.69%. Between their inception on September 30, 2016 and August 31, 2017, the fund’s Class Y shares produced a total return of 28.63%.1 In comparison, the fund’s benchmarks, the Morgan Stanley High-Technology 35 Index (the “MS High Tech 35 Index”) and the S&P 500® Index, produced total returns of 33.56% and 16.22%, respectively, over the 12-month period.2,3

U.S. equities posted strong gains during the reporting period, with technology stocks leading the market’s rise. While the fund’s focus on technology stocks positioned it to outperform the broader market, as represented by the S&P 500® Index, overweighted exposure to the lagging software industry and a few disappointing individual stock selections in other areas caused its performance to trail the MS High Tech 35 Index.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities. In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates. The fund’s investment process centers on a multidimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.

Information Technology Stocks Led Broader Market Higher

U.S. stocks moved lower in the weeks leading up to the 2016 presidential election amid political uncertainty and expectations that the Federal Reserve Board would raise short-term interest rates before the end of the year. However, the election’s unexpected outcome reenergized equity markets as investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending. Encouraging economic data, including a declining unemployment rate, further bolstered investor confidence, driving the S&P 500 Index to a series of new highs.

During the second half of the reporting period, concerns arose regarding the new U.S. presidential administration’s ability to implement its business-friendly policy proposals. As a result, market sentiment shifted from favoring financial companies, which were perceived as leveraged to federal policy changes, to technology companies, where growth was seen as fueled by innovation. Information technology stocks led the market’s continued advance over the remainder of the reporting period, bolstered by ongoing secular growth trends, positive macroeconomic data, and the weakening of the U.S. dollar compared to most other currencies.

Software Holdings Underperformed

The fund’s stock selections and overweighted exposure to the software industry, which lagged other areas of the information technology sector in late 2016, undermined returns compared to the MS High Tech 35 Index. Most notably, corporate data analysis company Splunk lost value after reporting weak quarterly revenues; data delivery and networking company Citrix Systems

3

DISCUSSION OF FUND PERFORMANCE (continued)

gave back some of its earlier gains after posting a decline in year-over-year sales during the second quarter of 2017; and business management application developer Workday suffered after announcing a relatively weak business outlook. Other software holdings that detracted from relative results included database giant Oracle, which was undermined by the slow pace of the company’s migration to cloud computing, and operating system and application developer Microsoft, which advanced steadily but failed to keep pace with the sector’s rapid rise. Among Internet-related holdings, the fund benefited from its investment in Chinese online advertising firm Tencent Holdings but suffered from lack of exposure to Chinese mobile commerce company Alibaba Group Holding, which rose more sharply.

On the other hand, our security selection strategy in other areas contributed positively to the fund’s relative performance. Among semiconductor makers, the fund avoided Qualcomm, which lagged, focusing instead on some of the industry’s top performers, such as Microchip Technology and NVIDIA. In the hardware segment, the fund’s relative performance benefited from investments in companies such as digital storage company Western Digital and consumer products maker Apple. The fund’s strong relative returns compared to the S&P 500 Index were further supported by exposure to high-flying semiconductor equipment makers, such as Applied Materials and Lam Research, and automotive technology companies, such as Tesla Motors.

Positive Spending Trends in Technology

We believe that information technology stocks are well positioned to continue to gain value as the economy grows. Indeed, in our judgment, the information technology sector is better positioned than many other market segments in today’s environment of uncertain federal tax policy, interest rates, and oil prices, three key challenges currently facing investors. The fund is focused on fast-growing industries that appear poised to benefit from innovations in the areas of social media, artificial intelligence, software as a service, cloud computing, and autonomous vehicles.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Bloomberg L.P. — The Morgan Stanley High-Technology 35 Index is an equal dollar-weighted index that measures the performance of 35 stocks from 9 technology subsectors. Investors cannot invest directly in any index.
3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Technology Growth Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Morgan Stanley High-Technology 35 Index and S&P 500® Index

†Source: Bloomberg L.P.

††Source: Lipper Inc.

†††The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Technology Growth Fund on 8/31/07 to a $10,000 investment made in each of the S&P 500® Index and the Morgan Stanley High-Technology 35 Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Morgan Stanley High-Technology 35 Index is an equal dollar-weighted index that measures the performance of 35 stocks from 9 technology subsectors. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	10/13/1997	20.95%	14.25%	9.44%
without sales charge	10/13/1997	28.34%	15.62%	10.09%
Class C shares
with applicable redemption charge†	4/15/1999	26.30%	14.67%	9.15%
without redemption	4/15/1999	27.30%	14.67%	9.15%
Class I shares	4/15/1999	28.69%	15.91%	10.45%
Class Y shares	9/30/2016	28.83%††	15.94%††	10.46%††
Morgan Stanley High Technology 35 Index		33.56%	19.80%	10.69%
S&Poor 500® Index		16.22%	14.33%	7.60%

†The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inc/eption date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Technology Growth Fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.81	$11.17	$5.38	$4.67
Ending value (after expenses)	$1,177.90	$1,173.00	$1,179.20	$1,179.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.31	$10.36	$4.99	$4.33
Ending value (after expenses)	$1,018.95	$1,014.92	$1,020.27	$1,020.92

† Expenses are equal to the fund’s annualized expense ratio of 1.24% for Class A, 2.04% for Class C, .98% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
August 31, 2017

Description	Shares		Value ($)
Common Stocks - 98.7%
Communications Equipment - 10.3%
Apple	106,741		17,505,524
Arista Networks	21,755	[a,b]	3,832,143
Cisco Systems	266,843		8,595,013
			29,932,680
Electronic Equipment & Instruments - 7.2%
Amphenol, Cl. A	67,809		5,488,461
Corning	278,460		8,008,510
Tesla	21,051	[a,b]	7,492,051
			20,989,022
Internet & Catalog Retail - 11.4%
Amazon.com	13,554	[b]	13,291,052
Netflix	55,795	[b]	9,747,945
Priceline Group	5,325	[b]	9,862,326
			32,901,323
Internet Software & Services - 15.2%
Alphabet, Cl. A	4,463	[b]	4,263,236
Alphabet, Cl. C	13,358	[b]	12,547,570
Facebook, Cl. A	74,884	[b]	12,877,802
Splunk	90,233	[a,b]	6,053,732
Tencent Holdings	195,000		8,285,835
			44,028,175
IT Services - 3.8%
Visa, Cl. A	106,097	[a]	10,983,161
Media - 2.2%
Charter Communications, Cl. A	16,138	[b]	6,431,639
Semiconductors & Semiconductor Equipment - 17.4%
Applied Materials	190,686		8,603,752
Broadcom	45,410		11,446,499
Lam Research	55,439		9,201,765
Microchip Technology	69,253	[a]	6,011,160
NVIDIA	47,101		7,980,793
Texas Instruments	88,342		7,316,484
			50,560,453
Software - 15.6%
Adobe Systems	65,456	[b]	10,156,153
Citrix Systems	66,859	[b]	5,229,042

8

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Software - 15.6% (continued)
Oracle	222,789		11,212,970
salesforce.com	110,065	[b]	10,510,107
ServiceNow	69,809	[b]	8,111,108
			45,219,380
Software & Services - 15.6%
Activision Blizzard	92,311		6,051,909
eBay	193,184	[b]	6,979,738
First Data, Cl. A	304,338	[b]	5,602,863
HubSpot	37,446	[b]	2,746,664
Microsoft	234,547		17,537,079
Square, Cl. A	134,323	[b]	3,507,174
Twilio, Cl. A	100,090	[a,b]	2,930,635
			45,356,062
Total Common Stocks (cost $183,699,269)			286,401,895

Limited Partnership Interests - .0%
Semiconductors & Semiconductor Equipment - .0%
Bluestream Ventures LP (cost $829,893)	1,655	[b,c,d]	80,689

Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,724,352)	2,724,352	[e]	2,724,352

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 5.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $15,462,961)	15,462,961	[e]	15,462,961
Total Investments (cost $202,716,475)	104.9%		304,669,897
Liabilities, Less Cash and Receivables	(4.9%)		(14,333,715)
Net Assets	100.0%		290,336,182

LP—Limited Partnership

aSecurity, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $28,922,644 and the value of the collateral held by the fund was $29,386,734, consisting of cash collateral of $15,462,961 and U.S. Government & Agency securities valued at $13,923,773.
b Non-income producing security.
c The fund held securities valued using significant unobservable inputs at August 31, 2017, these securities were valued at $80,689 or .03% of net assets.
d Security restricted as to public resale.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Semiconductors & Semiconductor Equipment	17.4
Software & Services	15.6
Software	15.6
Internet Software & Services	15.2
Internet & Catalog Retail	11.4
Communications Equipment	10.3
Electronic Equipment & Instruments	7.2
Money Market Investments	6.2
IT Services	3.8
Media	2.2
104.9

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 8/31/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	10,657,278	8,211,019	18,868,297	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,617,664	83,720,984	88,614,296	2,724,352.9		26,551
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	134,857,562	119,394,601	15,462,961	5.3	-
Total	18,274,942	226,789,565	226,877,194	18,187,313	6.2	26,551

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $28,922,644)—Note 1(b):
Unaffiliated issuers	184,529,162	286,482,584
Affiliated issuers	18,187,313	18,187,313
Cash		72,749
Receivable for investment securities sold		3,006,210
Dividends and securities lending income receivable		211,111
Receivable for shares of Common Stock subscribed		302
Prepaid expenses		35,011
		307,995,280
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		294,147
Liability for securities on loan—Note 1(b)		15,462,961
Payable for shares of Common Stock redeemed		1,780,814
Accrued expenses		121,176
		17,659,098
Net Assets ($)		290,336,182
Composition of Net Assets ($):
Paid-in capital		160,715,895
Accumulated net realized gain (loss) on investments		27,666,865
Accumulated net unrealized appreciation (depreciation) on investments		101,953,422
Net Assets ($)		290,336,182

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	246,692,735	24,059,600	19,572,061	11,786
Shares Outstanding	4,967,875	608,794	360,207	216.64
Net Asset Value Per Share ($)	49.66	39.52	54.34	54.40

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended August 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,040,196
Affiliated issuers	26,551
Income from securities lending—Note 1(b)	185,959
Total Income	2,252,706
Expenses:
Management fee—Note 3(a)	1,968,246
Shareholder servicing costs—Note 3(c)	1,065,069
Distribution fees—Note 3(b)	179,890
Professional fees	75,418
Registration fees	65,572
Prospectus and shareholders’ reports	32,419
Custodian fees—Note 3(c)	25,141
Directors’ fees and expenses—Note 3(d)	20,516
Loan commitment fees—Note 2	7,918
Miscellaneous	22,899
Total Expenses	3,463,088
Less—reduction in fees due to earnings credits—Note 3(c)	(10,934)
Net Expenses	3,452,154
Investment (Loss)—Net	(1,199,448)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	43,450,119
Net unrealized appreciation (depreciation) on investments	23,864,865
Net Realized and Unrealized Gain (Loss) on Investments	67,314,984
Net Increase in Net Assets Resulting from Operations	66,115,536

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2017[a]	2016
Operations ($):
Investment (loss)—net	(1,199,448)	(1,486,563)
Net realized gain (loss) on investments	43,450,119	8,975,964
Net unrealized appreciation (depreciation) on investments	23,864,865	23,592,873
Net Increase (Decrease) in Net Assets Resulting from Operations	66,115,536	31,082,274
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	(18,879,916)	(13,683,569)
Class C	(2,566,583)	(1,892,713)
Class I	(1,412,768)	(952,935)
Class Y	(834)	-
Total Distributions	(22,860,101)	(16,529,217)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	16,981,586	13,080,834
Class C	1,578,314	1,938,583
Class I	11,469,224	6,329,676
Class Y	10,000	-
Distributions reinvested:
Class A	17,571,730	12,764,547
Class C	2,046,764	1,329,495
Class I	1,266,977	798,438
Cost of shares redeemed:
Class A	(38,651,652)	(42,683,295)
Class C	(7,411,850)	(4,596,253)
Class I	(14,183,829)	(7,197,066)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(9,322,736)	(18,235,041)
Total Increase (Decrease) in Net Assets	33,932,699	(3,681,984)
Net Assets ($):
Beginning of Period	256,403,483	260,085,467
End of Period	290,336,182	256,403,483
Accumulated investment (loss)—net	-	(798,492)

14

	Year Ended August 31,
	2017[a]	2016
Capital Share Transactions (Shares):
Class Ab
Shares sold	383,149	334,802
Shares issued for distributions reinvested	455,935	320,798
Shares redeemed	(904,111)	(1,077,892)
Net Increase (Decrease) in Shares Outstanding	(65,027)	(422,292)
Class Cb
Shares sold	45,991	58,009
Shares issued for distributions reinvested	66,346	40,484
Shares redeemed	(206,441)	(141,701)
Net Increase (Decrease) in Shares Outstanding	(94,104)	(43,208)
Class I
Shares sold	244,039	147,214
Shares issued for distributions reinvested	30,102	18,560
Shares redeemed	(297,419)	(169,250)
Net Increase (Decrease) in Shares Outstanding	(23,278)	(3,476)
Class Y
Shares sold	216.64	-
Net Increase (Decrease) in Shares Outstanding	216.64	-

a On September 30, 2016, the fund commenced offering Class Y shares.
b During the period ended August 31, 2017, 237 Class C shares representing $8,154 were exchanged for 194 Class A shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	42.56	40.03	47.28	38.16	34.40
Investment Operations:
Investment (loss)—net[a]	(.18)	(.21)	(.26)	(.21)	(.19)
Net realized and unrealized gain (loss) on investments	11.13	5.32	.75	10.17	3.95
Total from Investment Operations	10.95	5.11	.49	9.96	3.76
Distributions:
Dividends from net realized gain on investments	(3.85)	(2.58)	(7.74)	(.84)	–
Net asset value, end of period	49.66	42.56	40.03	47.28	38.16
Total Return (%)[b]	28.34	13.23	1.40	26.37	10.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.28	1.28	1.26	1.39
Ratio of net expenses to average net assets	1.26	1.28	1.28	1.26	1.39
Ratio of net investment (loss) to average net assets	(.40)	(.53)	(.61)	(.47)	(.54)
Portfolio Turnover Rate	58.27	37.76	67.23	69.81	54.34
Net Assets, end of period ($ x 1,000)	246,693	214,185	218,398	237,657	212,378

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended August 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	34.92	33.55	41.17	33.60	30.54
Investment Operations:
Investment (loss)—net[a]	(.43)	(.44)	(.52)	(.51)	(.43)
Net realized and unrealized gain (loss) on investments	8.88	4.39	.64	8.92	3.49
Total from Investment Operations	8.45	3.95	.12	8.41	3.06
Distributions:
Dividends from net realized gain on investments	(3.85)	(2.58)	(7.74)	(.84)	–
Net asset value, end of period	39.52	34.92	33.55	41.17	33.60
Total Return (%)[b]	27.30	12.27	.61	25.33	10.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.07	2.10	2.08	2.10	2.23
Ratio of net expenses to average net assets	2.07	2.09	2.08	2.10	2.23
Ratio of net investment (loss) to average net assets	(1.21)	(1.34)	(1.41)	(1.31)	(1.37)
Portfolio Turnover Rate	58.27	37.76	67.23	69.81	54.34
Net Assets, end of period ($ x 1,000)	24,060	24,544	25,028	29,098	25,253

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	46.09	43.05	50.14	40.34	36.25
Investment Operations:
Investment (loss)—net [a]	(.06)	(.12)	(.16)	(.12)	(.08)
Net realized and unrealized gain (loss) on investments	12.16	5.74	.81	10.76	4.17
Total from Investment Operations	12.10	5.62	.65	10.64	4.09
Distributions:
Dividends from net realized gain on investments	(3.85)	(2.58)	(7.74)	(.84)	–
Net asset value, end of period	54.34	46.09	43.05	50.14	40.34
Total Return (%)	28.69	13.49	1.69	26.61	11.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.03	1.02	1.05	1.07
Ratio of net expenses to average net assets	1.00	1.03	1.02	1.05	1.07
Ratio of net investment (loss) to average net assets	(.13)	(.27)	(.36)	(.26)	(.22)
Portfolio Turnover Rate	58.27	37.76	67.23	69.81	54.34
Net Assets, end of period ($ x 1,000)	19,572	17,675	16,659	15,536	12,467

a Based on average shares outstanding.

See notes to financial statements.

18

Class Y Shares	Period Ended
August 31, 2017[a]
Per Share Data ($):
Net asset value, beginning of period	46.16
Investment Operations:
Investment income —net[b]	.00[c]
Net realized and unrealized gain (loss) on investments	12.09
Total from Investment Operations	12.09
Distributions:
Dividends from net realized gain on investments	(3.85)
Net asset value, end of period	54.40
Total Return (%)[d]	28.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.89
Ratio of net expenses to average net assets[e]	.89
Ratio of net investment income to average net assets[e]	.01
Portfolio Turnover Rate	58.27
Net Assets, end of period ($ x 1,000)	12

a From September 30, 2016 (commencement of initial offering) to August 31, 2017.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On September 30, 2016, the fund commenced offering Class Y shares. The fund’s authorized shares were increased from 500 million to 600 million and 100 million Class Y shares were authorized.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 600 million to 700 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized), Class T (100 million shares authorized), and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

20

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

21

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

The fund’s investment in a limited partnership is valued using the “practical expedient” (as defined by the Accounting Standards Update (“ASU”) 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share), which is based upon the fund’s estimated pro-rata interest in the capital balance of the limited partnership and represents the amount that the fund could reasonably expect to receive from the limited partnership if the fund’s capital was withdrawn from the limited partnership at the time of valuation, based on information available at the time the valuation is made and that the fund believes to be reliable. The valuation utilizes financial information supplied by the limited partnership. Limited partnerships valued using the “practical expedient” are not categorized in the fair value hierarchy.

22

The fund’s investment in the limited partnership cannot be redeemed. Rather, the fund receives distributions upon the liquidation of the underlying assets of the limited partnership. The fund expects to receive final distribution from the limited partnership in December of 2017.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent) (“ASU 2015-07”). ASU 2015-07 amendments remove the requirement to categorize within the fair value hierarchy and to make certain disclosures for all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2015. The fund adopted the pronouncement for the current reporting period, therefore the fund excluded its investment in limited partnership from the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2017 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Using Practical Expedient	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	266,669,561	-	-	-	266,669,561

23

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Using Practical Expedient	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	11,446,499	8,285,835††	-	-	19,732,334
Limited Partnership Interest†	-	-	-	80,689	80,689
Registered Investment Companies	18,187,313	-	-	-	18,187,313

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The amount of securities transferred from Level 1 to Level 2 equals fair value of Level 2 securities in the table above. The Fund’s policy is to recognize transfers at their value date as of the last day of the year.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

24

During the period ended August 31, 2017, The Bank of New York Mellon earned $35,206 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,851,329, undistributed capital gains $22,861,007, and unrealized appreciation $101,907,951.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016 were as follows: ordinary income $0 and $851,052, and long-term capital gains $22,860,101 and $15,678,165, respectively.

During the period ended August 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and limited partnerships, the fund increased accumulated

25

NOTES TO FINANCIAL STATEMENTS (continued)

undistributed investment income-net by $1,997,940, decreased accumulated net realized gain (loss) on investments by $2,033,793 and increased paid-in capital by $35,853. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2017, the Distributor retained $5,342 from commissions earned on sales of the fund’s Class A shares and $97 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2017, Class C shares were charged $179,890 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August

26

31, 2017, Class A and Class C shares were charged $549,877 and $59,963, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2017, the fund was charged $129,868 for transfer agency services and $11,087 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $10,934.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2017, the fund was charged $25,141 pursuant to the custody agreement.

During the period ended August 31, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $181,757, Distribution Plan fees $15,079, Shareholder Services Plan fees $56,236, custodian fees $7,200, Chief Compliance Officer fees $4,670 and transfer agency fees $29,205.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2017, amounted to $150,337,499 and $183,902,123, respectively.

At August 31, 2017, the cost of investments for federal income tax purposes was $202,761,946; accordingly, accumulated net unrealized

27

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $101,907,951, consisting of $103,127,091 gross unrealized appreciation and $1,219,140 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus Technology Growth Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Technology Growth Fund at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2017

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $3.8502 per share as a long-term capital gain distribution paid on December 13, 2016.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 9-10, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the proximity of the fund’s performance to the Performance Group in recent periods. The Board also considered the positive, and in some periods significant, returns of the fund in the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indexes and noted that the fund’s return was above the return of one or both of the indexes in seven of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the

32

benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board considered recent performance improvements, but was concerned with the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place

33

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 47

———————

David P. Feldman (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 33

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 102

———————

36

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 33

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

38

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

39

NOTES

40

NOTES

41

For More Information

Dreyfus Technology Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DTGRX Class C: DTGCX Class I: DGVRX Class Y: DTEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0255AR0817

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $203,136 in 2016 and $173,510 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $38,580 in 2016 and $47,555 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $22,871 in 2016 and $14,174 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $8,262 in 2016 and $8,700 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,260,418 in 2016 and $29,586,733 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 27, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 27, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)